                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Prospectus

February 28, 2002

CLASS A, B AND C SHARES

- CREDIT SUISSE
  SMALL CAP VALUE FUND

CLASS A, B, C AND D SHARES

-  CREDIT SUISSE BLUE CHIP FUND

-  CREDIT SUISSE LARGE CAP VALUE FUND

-  CREDIT SUISSE INTERNATIONAL FUND

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS                                                                4
    Goals and Principal Strategies                                        4
    Investor Profile                                                      5
    A Word About Risk                                                     6

PERFORMANCE SUMMARY                                                       8
    Year-by-Year Total Returns                                            8
    Average Annual Total Returns                                          9

INVESTOR EXPENSES                                                        11

THE FUNDS IN DETAIL                                                      19
    The Management Firm                                                  19
    Fund Information Key                                                 20

BLUE CHIP FUND                                                           21

LARGE CAP VALUE FUND                                                     27

SMALL CAP VALUE FUND                                                     33

INTERNATIONAL FUND                                                       38

MORE ABOUT RISK                                                          43
    Introduction                                                         43
    Types of Investment Risk                                             43

CERTAIN INVESTMENT PRACTICES                                             46

MEET THE MANAGERS                                                        52

MORE ABOUT YOUR FUND                                                     54
    Share Valuation                                                      54
    Distributions                                                        54
    Taxes                                                                54
    Statements and Reports                                               55

CHOOSING A CLASS OF SHARES                                               56

BUYING AND SELLING SHARES                                                57

SHAREHOLDER SERVICES                                                     58

OTHER POLICIES                                                           59

OTHER SHAREHOLDER INFORMATION                                            60

OTHER INFORMATION                                                        65
    About the Distributor                                                65

FOR MORE INFORMATION                                             back cover


THE CLASS D SHARES OF THE BLUE CHIP FUND, LARGE CAP VALUE FUND AND INTERNATIONAL FUND ARE CLOSED TO NEW INVESTORS. ANY CLASS D SHAREHOLDER AS OF THE CLOSE OF BUSINESS ON DECEMBER 12, 2001 CAN CONTINUE TO BUY CLASS D SHARES OF HIS FUND.

THE BLUE CHIP FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND ARE SERIES OF CREDIT SUISSE CAPITAL FUNDS; AND THE INTERNATIONAL FUND IS A SERIES OF CREDIT SUISSE OPPORTUNITY FUNDS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                 GOAL                                   STRATEGIES
BLUE CHIP FUND                    Long-term capital appreciation         - Invests primarily in equity securities of
Risk factor:                                                               U.S. blue chip companies
 MARKET RISK                                                             - Blue chip companies are companies which,
                                                                           at the time of purchase, are represented
                                                                           in the S&P 500 Index

LARGE CAP VALUE FUND              Long-term capital appreciation         - Invests primarily in dividend-paying
Risk factors:                     and continuity of income                 common stock of companies with large
 MARKET RISK                                                               market capitalizations that appear to be
 CREDIT RISK                                                               undervalued
 INTEREST RATE RISK                                                      - Seeks to identify through a value oriented
                                                                           investment approach securities that have
                                                                           potential for appreciation in value and/or
                                                                           income

SMALL CAP VALUE FUND              High level of growth of capital        - Invests primarily in equity securities of
Risk factors:                                                              small U.S. companies
 MARKET RISK                                                             - Employs a value oriented investment approach
 SPECIAL-SITUATION COMPANIES                                               seeking securities that appear to be
 START-UP AND OTHER SMALL                                                  underpriced
   COMPANIES

INTERNATIONAL FUND                Long-term growth of capital            - Invests primarily in equity securities from
Risk factors:                                                              established non-U.S. markets
 MARKET RISK                                                             - Employs top-down regional analysis with
 FOREIGN SECURITIES                                                        bottom up company research

INVESTOR PROFILE

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

  - have longer time horizons

  - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

  - are investing for growth or capital appreciation

  - want to diversify their investments with stock funds

  - want to diversify their portfolios internationally (International Fund)

THEY MAY NOT BE APPROPRIATE IF YOU:

  - are investing for a shorter time horizon

  - are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

  - are looking for income

    You should base your selection of a fund on your own goals, risk preferences and time horizon.

A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

    Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

LARGE CAP VALUE FUND

    The issuer of a security or the counterparty to a contract may default or otherwise be unable to honor a financial obligation.

FOREIGN SECURITIES

INTERNATIONAL FUND

    A fund that invests outside the U.S. carries additional risks that include:

  - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-dominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

  - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

  - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK

LARGE CAP VALUE FUND

    Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

ALL FUNDS

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECIAL-SITUATION COMPANIES

SMALL CAP VALUE FUND

    "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

SMALL CAP VALUE FUND

    Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

                               PERFORMANCE SUMMARY

The bar charts below and the tables on the next page provide an indication of the risks of investing in shares of these funds. The bar chart shows you how fund performance related to the Class A shares of each fund has varied from year to year for up to ten years. The table compares the performance of each Class of each fund over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS*

[CHART OF BLUE CHIP FUND]

YEAR ENDED 12/31:                       1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
BLUE CHIP FUND
  Best quarter: 21.16% (Q4 98)
  Worst quarter: -21.35% (Q3 01)
  Inception date (Class A): 12/15/86     1.90%   13.79%   -4.24%   23.56%   20.19%   28.33%   28.36%   27.92%   -4.27%   -16.94%

[CHART OF LARGE CAP VALUE FUND]

YEAR ENDED 12/31:                       1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
LARGE CAP VALUE FUND
  Best quarter: 16.00% (Q4 98)
  Worst quarter: -15.49% (Q3 01)
  Inception date (Class A): 9/19/49      5.88%   15.66%   -2.38%   29.51%   21.93%   32.73%   18.59%   10.39%    8.35%   -6.81%

[CHART OF SMALL CAP VALUE FUND]

YEAR ENDED 12/31:                       1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
SMALL CAP VALUE FUND
  Best quarter: 17.81% (Q1 91)
  Worst quarter: -18.15% (Q3 98)
  Inception date (Class A): 2/8/67      18.28%   21.83%   -0.69%   20.17%   14.58%   26.15%   -4.61%    1.47%   27.03%   11.14%

[CHART OF INTERNATIONAL FUND]

YEAR ENDED 12/31:                       1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
INTERNATIONAL FUND
  Best quarter: 19.76% (Q4 99)
  Worst quarter: -19.13% (Q1 01)
  Inception date (Class A): 9/8/95                                           6.03%    7.32%   17.68%   27.93%  -15.07%   -22.83%

----------
* Performance for Class A shares is provided. These shares are invested in the same portfolio as those of the other classes. Annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to Class A, Class B, Class C and Class D shares. The annual returns for Class A shares referenced in the bar charts do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

                          AVERAGE ANNUAL TOTAL RETURNS

The Average Annual Total Returns for Class A, B and C of each fund reflect the maximum applicable sales charges.

                                 ONE YEAR     FIVE YEARS    10 YEARS     LIFE OF     INCEPTION
   PERIOD ENDED 12-31-01:          2001       1997-2001     1992-2001     CLASS         DATE
  BLUE CHIP FUND
  CLASS A                         -21.70%        9.56%        10.00%      10.05%        12/15/86
  CLASS B                         -20.87%       10.06%          N/A       10.61%         2/28/96
  CLASS C                         -18.39%         N/A           N/A      -10.21%         2/28/00
  CLASS D                         -16.73%         N/A           N/A       -3.03%         5/13/99
  S&P 500 INDEX(1)                -11.88%       10.70%        12.94%      13.73%(7)

  LARGE CAP VALUE FUND
  CLASS A                         -12.17%       10.58%        12.05%      11.79%         9/19/49
  CLASS B                         -10.72%       11.15%          N/A       12.04%         2/28/96
  CLASS C                          -8.29%         N/A           N/A        5.68%         2/28/00
  CLASS D                          -6.64%         N/A           N/A        1.18%         4/30/99
  S&P 500 INDEX(1)                -11.88%       10.70%        12.94%      11.62%(7,8)
  S&P/BARRA Value Index(2)        -11.71%        9.45%        13.08%      15.64%(7,10)
  RUSSELL 1000 VALUE INDEX(3)      -5.60%       11.13%        14.13%      15.42%(7,9)

  SMALL CAP VALUE FUND
  CLASS A                           4.75%       10.20%        12.34%      13.27%          2/8/67
  CLASS B                           6.55%       10.67%          N/A       11.20%         2/28/96
  CLASS C                           9.42%         N/A           N/A       22.69%         2/28/00
  RUSSELL 2000 INDEX(4)             2.49%        7.52%        11.51%      13.73%(7,9)
  RUSSELL 2000 VALUE INDEX(5)      14.02%       11.21%        15.11%      16.03%(7,9)

  INTERNATIONAL FUND
  CLASS A                         -27.30%       -0.03%          N/A        1.09%          9/8/95
  CLASS B                         -26.56%        0.33%          N/A        1.23%          9/8/95
  CLASS C                         -24.13%         N/A           N/A      -19.79%         2/28/00
  CLASS D                         -22.64%         N/A           N/A       -6.49%
  MSCI-EAFE(6)                    -21.20%        1.17%          N/A        2.88%

----------
(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. It includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co. Inc. The returns on the S&P 500 Index do not include any sales charges, fees or other expenses.

(2) In light of the fund's value stock emphasis, effective May 1, 2001, the fund has added the Standard & Poor's/BARRA Value Index as a performance benchmark. The Standard & Poor's/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have lower price-to-book ratios.

(3) In light of the fund's emphasis on value stocks, effective November 15, 2001 the fund changed its performance benchmark to the Russell 1000(R) Value Index from the S&P 500 Index and the Standard & Poor's Barra Value Index.
The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization.

(4) The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Russell 2000 Index do not include any sales charges, fees or other expenses.

(5) In light of the fund's small company value stock emphasis, effective May 1, 2001, the fund has added the Russell 2000 Value Index as a performance benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI-EAFE") is an unmanaged index (with no defined investment objective) of international equities that include reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International and Co. Incorporated.

(7) Performance since the earliest class inception date.

(8) Performance since December 1, 1966.

(9) Performance since January 1, 1979.

(10) Performance since January 1, 1975.

                           UNDERSTANDING PERFORMANCE

  - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

  - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

  - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

  - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

These tables describe the fees and expenses you may bear as a shareholder of each fund. Annual fund operating expense figures are for the fiscal year ended October 31, 2001.


  BLUE CHIP FUND                                        CLASS A(1)      CLASS B(2)      CLASS C      CLASS D
  SHAREHOLDER FEES
   (paid directly from your investment)

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)           5.75%           NONE           NONE         NONE

  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                     NONE               4%(3)          1%(4)     NONE

  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)       NONE            NONE           NONE         NONE

  Redemption fees                                          NONE            NONE           NONE         NONE

  Exchange fees                                            NONE            NONE           NONE         NONE

  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)

  Management fee                                            .62%            .62%           .62%         .62%

  Distribution and service (12b-1) fee                      .25%           1.00%          1.00%        NONE

  Other expenses                                            .34%            .34%           .34%         .34%

  TOTAL ANNUAL FUND OPERATING EXPENSES*                    1.21%           1.96%          1.96%         .96%

----------
(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Actual fees and expenses for the fiscal year 2001 are shown below. CSAM has agreed to limit average annual fund operating expenses for Class A, Class
    B, Class C and Class D shares to 1.09%, 1.84%, 1.84% and .84%, respectively, until November 3, 2002.


  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                             CLASS A    CLASS B   CLASS C   Class D
  Management fee                              .50%       .50%      .50%     .50%
  Distribution and service (12b-1) fee        .25%      1.00%     1.00%     NONE
  Other expenses                              .34%       .34%      .34%     .34%
                                             -----      -----     -----     ----
  NET ANNUAL FUND OPERATING EXPENSES         1.09%      1.84%     1.84%     .84%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                    ONE YEAR     THREE YEARS       FIVE YEARS    TEN YEARS
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                     $  680         $  926         $   1,191      $ 1,947

  CLASS B (REDEMPTION AT END
     OF PERIOD)                      $  587         $  804         $   1,046      $ 2,081

  CLASS B (NO REDEMPTION)            $  187         $  604         $   1,046      $ 2,081

  CLASS C (REDEMPTION AT END
     OF PERIOD)                      $  287         $  604         $   1,046      $ 2,276

  CLASS C (NO REDEMPTION)            $  187         $  604         $   1,046      $ 2,276

  CLASS D (WITH OR WITHOUT
     REDEMPTION)                     $   86         $  294         $     519      $ 1,167

  LARGE CAP VALUE FUND                                  CLASS A(1)      CLASS B(2)      CLASS C      CLASS D
  SHAREHOLDER FEES
   (paid directly from your investment)

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)           5.75%           NONE           NONE         NONE

  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                     NONE               4%(3)          1%(4)     NONE

  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)       NONE            NONE           NONE         NONE

  Redemption fees                                          NONE            NONE           NONE         NONE

  Exchange fees                                            NONE            NONE           NONE         NONE

  ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)

  Management fee                                            .58%            .58%           .58%         .58%

  Distribution and service (12b-1) fee                      .25%           1.00%          1.00%        NONE

  Other expenses                                            .31%            .31%           .31%         .31%

  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.14%           1.89%          1.89%         .89%

----------
(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Actual fees and expenses for the fiscal year 2001 are shown below. CSAM has agreed to limit average annual fund operating expenses for Class A, Class B, Class C and Class D shares to 1.03%, 1.78%, 1.78% and .78%, respectively, until November 3, 2002.


  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                             CLASS A    CLASS B   CLASS C   Class D
  Management fee                              .47%       .47%      .47%     .47%

  Distribution and service (12b-1) fee        .25%      1.00%     1.00%     NONE

  Other expenses                              .31%       .31%      .31%     .31%
                                             -----      -----     -----     ----
  NET ANNUAL FUND OPERATING EXPENSES         1.03%      1.78%     1.78%     .78%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR      THREE YEARS       FIVE YEARS     TEN YEARS
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                           $ 674          $  906           $ 1,157       $ 1,872

  CLASS B (REDEMPTION AT END
     OF PERIOD)                            $ 581          $  783           $ 1,011       $ 2,007

  CLASS B (NO REDEMPTION)                  $ 181          $  583           $ 1,011       $ 2,007

  CLASS C (REDEMPTION AT END
     OF PERIOD)                            $ 281          $  583           $ 1,011       $ 2,203

  CLASS C (NO REDEMPTION)                  $ 181          $  583           $ 1,011       $ 2,203

  CLASS D (WITH OR WITHOUT
     REDEMPTION)                           $  80          $  273           $   482       $ 1,086

  SMALL CAP VALUE FUND                                  CLASS A(1)      CLASS B(2)      CLASS C
  SHAREHOLDER FEES
    (paid directly from your investment)

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)           5.75%           NONE           NONE

  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                     NONE               4%(3)          1%(4)

  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)       NONE            NONE           NONE

  Redemption fees                                          NONE            NONE           NONE

  Exchange fees                                            NONE            NONE           NONE

  ANNUAL FUND OPERATING EXPENSES
    (deducted from fund assets)

  Management fee                                            .81%            .81%           .81%

  Distribution and service (12b-1) fee                      .25%           1.00%          1.00%

  Other expenses                                            .29%            .29%           .29%

  TOTAL ANNUAL FUND OPERATING EXPENSES*                    1.35%           2.10%          2.10%

----------
(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

* Actual fees and expenses for the fiscal year 2001 are shown below. CSAM has agreed to limit average annual fund operating expenses for Class A, Class B and Class C shares to 1.32%, 2.07% and 2.07%, respectively, until November 3, 2002.


  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS                             CLASS A    CLASS B   CLASS C
  Management fee                              .78%       .78%      .78%

  Distribution and service (12b-1) fee        .25%      1.00%     1.00%

  Other expenses                              .29%       .29%      .29%
                                             -----      -----     -----
  NET ANNUAL FUND OPERATING EXPENSES         1.32%      2.07%     2.07%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                         ONE YEAR      THREE YEARS    FIVE YEARS      TEN YEARS
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                           $702          $ 975         $ 1,269        $ 2,103

  CLASS B (REDEMPTION AT END
     OF PERIOD)                            $610          $ 855         $ 1,126        $ 2,237

  CLASS B (NO REDEMPTION)                  $210          $ 655         $ 1,126        $ 2,237

  CLASS C (REDEMPTION AT END
     OF PERIOD)                            $310          $ 655         $ 1,126        $ 2,429

  CLASS C (NO REDEMPTION)                  $210          $ 655         $ 1,126        $ 2,429

  INTERNATIONAL FUND                                    CLASS A(1)      CLASS B(2)      CLASS C      CLASS D
  SHAREHOLDER FEES
    (paid directly from your investment)

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)           5.75%           NONE           NONE         NONE

  Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)                     NONE               4%(3)          1%(4)     NONE

  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)       NONE            NONE           NONE         NONE

  Redemption fees                                          NONE            NONE           NONE         NONE

  Exchange fees                                            NONE            NONE           NONE         NONE

  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)

  Management fee                                           1.00%           1.00%          1.00%        1.00%

  Distribution and service (12b-1) fee                      .25%           1.00%          1.00%        NONE

  Other expenses                                            .53%            .53%           .53%         .53%

  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.78%           2.53%          2.53%        1.53%

----------
(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4) 1% during first year.

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the table above and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                        ONE YEAR      THREE YEARS     FIVE YEARS      10 YEARS
  CLASS A (WITH OR WITHOUT
     REDEMPTION)                           $745           $1,103         $1,484         $2,549

  CLASS B (REDEMPTION AT END
     OF PERIOD)                            $656           $  988         $1,345         $2,682

  CLASS B (NO REDEMPTION)                  $256           $  788         $1,345         $2,682

  CLASS C (REDEMPTION AT END
     OF PERIOD)                            $356           $  788         $1,345         $2,866

  CLASS C (NO REDEMPTION)                  $256           $  788         $1,345         $2,866

  CLASS D (WITH OR WITHOUT
     REDEMPTION)                           $156           $  483         $  834         $1,824

                               THE FUNDS IN DETAIL

   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-  Investment adviser for the funds
- Responsible for managing the funds' assets according to their goals and strategies
- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

- Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

   FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund's assets are based on total assets unless indicated otherwise.

FUND INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

- DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing each fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

- PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request.

                                 BLUE CHIP FUND

   GOAL AND STRATEGIES

   The Blue Chip Fund seeks long-term capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S. "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index.

   In choosing securities, the portfolio manager looks at a number of factors, including:

-  the reliability and effectiveness of management

-  whether the issuer is a leader in its business segment

-  whether the price of the security is attractive compared to its competitors

-  whether the company is expected to generate above-average growth rates

-  the economic and political outlook

   The portfolio manager applies research that has been provided by research analysts, including those employed by Credit Suisse First Boston. The fund is "sector neutral," meaning that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

   The portfolio manager takes a long-term view of each stock, generally holding each stock until its long-term growth potential no longer meets the portfolio requirements. The portfolio manager may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   A company could be considered "blue chip" even though it does not pay a regular dividend, and the fund is not expected to pay any regular income dividends to shareholders.

   Some companies may cease to be represented in the S&P 500 Index after the fund has purchased their securities. The fund is not required to sell securities solely because the issuers are no longer represented in the S&P 500 Index, and may continue to hold such securities. These companies continue to be considered blue chip for purposes of the fund's minimum 80% allocation to "blue chip" equities. The characteristics of companies considered "blue chip" may be changed in the future.

   The fund may invest in new and unseasoned companies that the portfolio managers believe have the potential for long-term capital appreciation.

   PORTFOLIO INVESTMENTS

   The fund invests primarily in:

-  common stock
-  preferred stock
-  interests in master limited partnerships
-  securities convertible into common stocks
-  securities such as warrants, whose values are based on common stock

   The fund may also invest up to 20% of the value of its net assets in investment-grade fixed income securities to earn income when CSAM believes that this will not compromise the fund's objective. The fund invests primarily in U.S. companies but may also invest up to 10% of its assets in non-U.S. securities and another 10% in restricted securities or other instruments with no ready market. To a limited extent, the fund may also engage in other practices.

   RISK FACTORS

   The fund's principal risk factor is:
-  market risk

   The value of your investment will fluctuate in response to stock market movements.

   "More About Risk" details certain other investment practices the fund may use.

   PORTFOLIO MANAGEMENT

   Hugh M. Neuburger manages the fund. You can find out more about him in "Meet the Managers."

INVESTOR EXPENSES

                                          CLASS A    CLASS B     CLASS C     CLASS D
                                          -------    -------     -------     -------
    Management fee                          .50%       .50%        .50%        .50%
    Distribution and service (12b-1) fees   .25%      1.00%       1.00%        NONE
    All other expenses                      .34%       .34%        .34%        .34%
                                          -------    -------     -------     -------
    Total expenses                          1.09%      1.84%       1.84%       .84%

    The management fee declines to .50% on assets above $100 million.

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's A, B, C and D classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2001. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

--------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                               10/01       10/00       10/99      10/98      10/97
--------------------------------------------------------------------------------------------------
  PER-SHARE DATA
--------------------------------------------------------------------------------------------------
  Net asset value, beginning of
  period                                    $22.54      $21.27      $16.52     $14.56    $12.69
==================================================================================================
  INVESTMENT OPERATIONS:

  Net investment income (loss)                0.01(1)    (0.04)(1)   (0.03)(1)     -       0.03

  Net gain (loss) on investments and
  foreign currency related items (both
  realized and unrealized)                   (6.44)       2.92        5.04       2.88      3.07
--------------------------------------------------------------------------------------------------
    Total from investment operations         (6.43)       2.88        5.01       2.88      3.10
--------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           -           -           -      (0.02)    (0.05)
  Distributions from net realized gains      (0.95)      (1.47)      (0.26)     (0.90)    (1.18)
--------------------------------------------------------------------------------------------------
    Total dividends and distributions        (0.95)      (1.47)      (0.26)     (0.92)    (1.23)
--------------------------------------------------------------------------------------------------
  Net asset value, end of period            $15.16      $22.54      $21.27     $16.52    $14.56
==================================================================================================
  Total return(2)                           (29.56)%     14.39%      30.77%     21.00%    26.48%
--------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)        $102,935    $159,945    $135,677    $97,078   $82,926
  Ratio of expenses to average
  net assets                                  1.10%       1.14%       1.23%      1.29%     1.36%

  Ratio of net investment income
  (loss) to average net assets                0.04%      (0.19)%     (0.16)%    (0.02)%    0.21%

  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements.                     0.11%          -%          -%         -%        -%

  Portfolio turnover rate                       17%         26%         35%        21%       41%
--------------------------------------------------------------------------------------------------

----------
(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of sales charges.

--------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                  10/01        10/00       10/99       10/98      10/97
--------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
========================================================================================================
  Net asset value, beginning of
  period                                       $21.79       $20.75      $16.25      $14.41     $12.63
--------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS:

  Net investment income (loss)                  (0.12)(1)    (0.20)(1)   (0.17)(1)   (0.12)(1)  (0.03)

  Net gain (loss) on investments and
  foreign currency related items (both
  realized and unrealized)                      (6.20)        2.85        4.93        2.86       3.02
--------------------------------------------------------------------------------------------------------
    Total from investment operations            (6.32)        2.65        4.76        2.74       2.99
--------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income              -            -           -           -      (0.03)

  Distributions from net realized gains         (0.95)       (1.47)      (0.26)      (0.90)     (1.18)
--------------------------------------------------------------------------------------------------------
    Total dividends and distributions           (0.95)       (1.47)      (0.26)      (0.90)     (1.21)
--------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $14.52       $21.79      $20.75      $16.25     $14.41
========================================================================================================
  Total return(2)                              (30.10)%      13.58%      29.73%      20.20%     25.66%
--------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $35,270      $50,233     $32,783     $17,438    $10,378

  Ratio of expenses to average
  net assets                                      1.85%        1.85%       1.93%       1.99%      2.06%

  Ratio of net investment loss to average
  net assets                                    (0.71)%      (0.91)%     (0.86)%     (0.72)%    (0.51)%

  Decrease reflected in above
  operating expense ratios
  due to waivers/
  reimbursements.                                0.11%           -%          -%          -%         -%

  Portfolio turnover rate                          17%          26%         35%         21%        41%
--------------------------------------------------------------------------------------------------------

----------
(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                         10/01              10/00(1)
---------------------------------------------------------------------------------------
  PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period               $21.79              $20.01
=======================================================================================
  INVESTMENT OPERATIONS:

  Net investment loss                                 (0.12)(2)           (0.17)(2)

  Net gain (loss) on investments and
  foreign currency related items (both
  realized and unrealized)                            (6.20)               1.95
---------------------------------------------------------------------------------------
    Total from investment operations                  (6.32)               1.78
---------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Distributions from net realized gains               (0.95)                  -
---------------------------------------------------------------------------------------
    Total distributions                               (0.95)                  -
---------------------------------------------------------------------------------------
  Net asset value, end of period                     $14.52              $21.79
=======================================================================================
  Total return(4)                                    (30.10)%              8.90%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s)                   $4,220              $4,412

  Ratio of expenses to average net assets              1.85%               1.32%(3)

  Ratio of net investment loss to average             (0.71)%             (0.91)%(3)
     net assets

  Decrease reflected in above operating expense
  ratios due to waivers/reimbursements.                0.11%                  -%

  Portfolio turnover rate                                17%                 26%
---------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.
(2) Per-share information is calculated using the average shares outstanding method.
(3) Annualized.
(4) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS D
PERIOD ENDED:                                         10/01      10/00       10/99(1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period               $22.60     $21.27      $20.29
=======================================================================================
  INVESTMENT OPERATIONS:

  Net investment income                                0.05(2)    0.02(2)     0.01(2)

  Net gain (loss) on investments and foreign
  currency related items
  (both realized and unrealized)                      (6.45)      2.92        0.97
---------------------------------------------------------------------------------------
    Total from investment operations                  (6.40)      2.94        0.98
---------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Distributions from net realized gains               (0.95)     (1.47)         --
---------------------------------------------------------------------------------------
    Total distributions                               (0.95)     (1.47)         --
---------------------------------------------------------------------------------------
  Net asset value, end of period                     $15.25     $22.60      $21.27
=======================================================================================
  Total return                                       (29.34)%    14.69%       4.83%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s)                  $19,887    $23,029      $4,839

  Ratio of expenses to average net assets              0.85%      0.85%       1.17%(3)

  Ratio of net investment income to average            0.29%      0.07%       0.07%(3)
    net assets
  Decrease reflected in above operating
  expense ratios due to waivers/reimbursements.        0.12%        --          --

  Portfolio turnover rate                                17%        26%         35%
---------------------------------------------------------------------------------------

(1) For the period May 13, 1999 (commencement of offering of Class D shares) to October 31, 1999.
(2) Per-share information is calculated using the average share outstanding method.
(3) Annualized.

                              LARGE CAP VALUE FUND

GOAL AND STRATEGIES

   The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, it invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.

   The fund managers select stocks on the basis of their potential for appreciation in value and/or income.

   In choosing securities, the manager looks at a number of factors, including:

- possible undervaluation of companies' securities according to financial measurements of their intrinsic worth or business prospects

- stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

   The fund may invest in debt securities as well as equity securities. Under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes are invested in equity securities of U.S. companies with large market capitalizations ("large companies"). The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of December 31, 2001, the market capitalization of the smallest company in the Russell 1000 Index was $57.41 million. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio manager.

   The portfolio manager may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

PORTFOLIO INVESTMENTS

   The fund invests in:

-  common stock

-  preferred stock

-  securities convertible into common stock

- debt securities that are investment grade at the time of purchase including corporate, U.S. government and municipal securities

   The fund invests in both listed and unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

RISK FACTORS

   The fund's principal risk factors are:

-  market risk

-  credit risk

-  interest-rate risk

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend on the performance of "value stocks," which may be more volatile than the overall market.

   Different types of investment styles (such as "growth" vs. "value") tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing a growth strategy).

   To the extent the fund invests in debt securities, the value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

   Roger W. Vogel and Richard J. Hanlon manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

INVESTOR EXPENSES

                                           Class A     Class B    Class C     Class D
                                           -------     -------    -------     --------
    Management fee                           .47%       .47%        .47%        .47%
    Distribution and services (12b-1) fees   .25%      1.00%       1.00%        NONE
    All other expenses                       .31%       .31%        .31%        .38%
                                           -------     -------    -------     --------
    Total expenses                          1.03%      1.78%       1.78%        .78%

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's A, B, C and D classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2001. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

-------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                  10/01        10/00       10/99       10/98      10/97
-------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $24.62       $23.49      $22.60     $20.09      $17.18
=======================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                          0.21(1)      0.16(1)     0.12(1)    0.20(1)     0.21
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                (2.55)        1.78        2.87       3.51        4.59
-------------------------------------------------------------------------------------------------------
    Total from investment operations            (2.34)        1.94        2.99       3.71        4.80
-------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
  income                                        (0.19)       (0.12)      (0.09)     (0.17)      (0.21)
  Distributions from net realized
  gains                                         (2.13)       (0.69)      (2.01)     (1.03)      (1.68)
-------------------------------------------------------------------------------------------------------
    Total dividends and distributions           (2.32)       (0.81)      (2.10)     (1.20)      (1.89)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $19.96       $24.62      $23.49     $22.60      $20.09
=======================================================================================================
  Total return(2)                              (10.48)%       8.44%      14.37%     19.14%      30.53%
-------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (000s omitted)                             $133,665     $162,871    $174,213   $163,936    $145,586
  Ratio of expenses to average
  net assets                                     1.04%        1.08%       1.11%      1.13%      1.22%
  Ratio of net income to average
  net assets                                     0.94%        0.71%       0.52%      0.92%      1.15%
  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                         0.10%           -%          -%         -%         -%
  Portfolio turnover rate                          38%          55%         25%        33%        20%
-------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of sales charges.

---------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                  10/01        10/00       10/99       10/98      10/97
---------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period           $24.44      $23.37    $22.55      $20.06      $17.15
=========================================================================================================
  INVESTMENT OPERATIONS:

  Net investment income (loss)                     0.04(1)        -     (0.04)(1)    0.04(1)     0.08

  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                  (2.52)       1.76       2.88       3.50        4.58
---------------------------------------------------------------------------------------------------------
    Total from investment operations              (2.48)       1.76       2.84       3.54        4.66
---------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment
  income                                          (0.05)          -      (0.01)     (0.02)      (0.07)

  Distributions from net realized
  gains                                           (2.13)      (0.69)     (2.01)     (1.03)      (1.68)
---------------------------------------------------------------------------------------------------------
    Total dividends and distributions             (2.18)      (0.69)     (2.02)     (1.05)      (1.75)
---------------------------------------------------------------------------------------------------------
  Net asset value, end of period                 $19.78      $24.44     $23.37     $22.55      $20.06
=========================================================================================================
  Total return(2)                                (11.00)%      7.66%     13.66%     18.29%      29.59%
---------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (000s omitted)                                $33,087     $41,194    $41,144    $33,325     $19,664

  Ratio of expenses to average
  net assets                                       1.79%       1.80%      1.81%      1.83%       1.92%

  Ratio of net income (loss)
  to average net assets                            0.19%      (0.01)     (0.18)      0.22%       0.39%

  Decrease reflected in above
  operating expense ratios  due to
  waivers/reimbursements                           0.10%          -%         -%         -%          -%
  Portfolio turnover rate                            38%         55%        25%        33%         20%
---------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                                    10/01         10/00(1)
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period                          $24.39         $20.87
=======================================================================================
  INVESTMENT OPERATIONS:

  Net investment income (loss)                                    0.03(2)       (0.01)(2)

  Net gain (loss) on investments and foreign currency
  related items (both realized and unrealized)                   (2.51)          3.56
---------------------------------------------------------------------------------------
    Total from investment operations                             (2.48)          3.55
---------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income                           (0.07)         (0.03)

  Distributions from net realized gains                          (2.13)             -
---------------------------------------------------------------------------------------
    Total dividends and distributions                            (2.20)         (0.03)
---------------------------------------------------------------------------------------
  Net asset value, end of period                                $19.71         $24.39
=======================================================================================
  Total return(4)                                               (11.07)%        17.02%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                      $1,916           $496

  Ratio of expenses to average net assets                         1.79%          1.28%(3)

  Ratio of net income (loss) to average net assets                0.13%         (0.03)%(3)

  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                 0.10%             -%

  Portfolio turnover rate                                           38%            55%
---------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.
(2) Per-share information is calculated using the average shares outstanding method.
(3) Annualized.
(4) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS D
PERIOD ENDED:                                       10/01       10/00      10/99(1)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
  PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period              $24.64      $23.50     $23.73
=======================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                               0.26(2)     0.23(2)    0.10(2)

  Net gain (loss) on investments and foreign
  currency related items (both realized
  and unrealized)                                    (2.54)       1.78      (0.26)
---------------------------------------------------------------------------------------
    Total from investment operations                 (2.28)       2.01      (0.16)
---------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income               (0.25)      (0.18)     (0.07)

  Distributions from net realized gains              (2.13)      (0.69)        --
---------------------------------------------------------------------------------------
    Total dividends and distributions               (2.38)      (0.87)     (0.07)
---------------------------------------------------------------------------------------
  Net asset value, end of period                    $19.98      $24.64     $23.50
---------------------------------------------------------------------------------------
  Total return                                      (10.30)%      8.75%     (0.69)%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s)                 $41,675     $46,708    $48,152

  Ratio of expenses to average net assets             0.79%       0.80%      0.97%(3)

  Ratio of net income to average net assets             1.19%       1.00%      0.99%(3)

  Decrease reflected in above operating
  expense ratios due to waivers/reimbursements        0.11%         --         --

  Portfolio turnover rate                               38%         55%        25%
---------------------------------------------------------------------------------------

(1) For the period April 30, 1999 (inception date) through October 31, 1999.
(2) Per-share information is calculated using the average shares outstanding method.
(3) Annualized.

                              SMALL CAP VALUE FUND

GOAL AND STRATEGIES

   The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the fund managers look at:

- stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth
- the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment
- the earning power or purchase value of the company relative to its current stock price
- whether the company has an established presence in its industry, in a product or in a market niche

   In choosing a security, the portfolio managers also consider whether the management owns a significant stake in the company.

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   "Small-cap" companies, for purposes of this fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2001, market capitalizations of Russell 2000 companies ranged from $2.79 million to $2.96 billion.

   Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

PORTFOLIO INVESTMENTS

   The fund invests primarily in:
-  common stock
-  preferred stock
-  securities convertible into common stocks
-  securities such as warrants, whose values are based on common stock
- investment grade debt securities including U.S. government and municipal and other financial instruments

   The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

   This fund's principal risk factors are:

-  market risk
-  special-situation companies
-  start-up and other small companies

   The value of your investment generally will fluctuate in response to stock-market movements. The fund's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

   PORTFOLIO MANAGEMENT

   Roger W. Vogel and Richard J. Hanlon manage the fund. You can find out more about them in "Meet the Managers."

INVESTOR EXPENSES

   Expected expenses (after fee waivers and reimbursements) for the 2002 fiscal year:

                                              CLASS A    CLASS B     CLASS C
                                              -------    -------     -------
    Management fee                               .78%       .78%        .78%
    Distribution and service (12b-1) fees        .25%      1.00%       1.00%
    All other expenses                           .29%       .29%        .29%
                                              -------    -------     -------
    Total expenses                              1.32%      2.07%       2.07%

   The management fee declines to .75% on assets between $100 million and $200 million, and to .625% on assets above $200 million.

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's Class A, B and C classes and have been audited by the Fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2001. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

-------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                  10/01        10/00       10/99       10/98      10/97
-------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period          $22.54      $20.52      $19.54      $23.34     $ 18.41
=======================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                           0.05(1)     0.06(1)     0.06(1)     0.07(1)     0.07

  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                  1.76        4.05        1.01       (2.55)       5.66
-------------------------------------------------------------------------------------------------------
    Total from investment operations              1.81        4.11        1.07       (2.48)       5.73
-------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           (0.04)      (0.04)      (0.07)      (0.06)      (0.08)

  Distributions from net realized gains          (3.22)      (2.05)      (0.02)      (1.26)      (0.72)
-------------------------------------------------------------------------------------------------------
    Total dividends and distributions            (3.26)      (2.09)      (0.09)      (1.32)      (0.80)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of period                $21.09      $22.54      $20.52      $19.54     $ 23.34
=======================================================================================================
  Total return(2)                                 9.70%      21.69%       5.47%     (11.20)%     32.48%
-------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $199,213    $188,501    $188,192    $237,873    $283,001

  Ratio of expenses to average net assets         1.33%       1.39%       1.37%       1.29%       1.35%

  Ratio of net income to average net assets       0.25%       0.28%       0.33%       0.30%       0.37%
  Decrease reflected in above operating
   expense ratios due to
   waivers/reimbursements                         0.02%          -           -           -           -

  Portfolio turnover rate                           54%         42%         30%         42%         21%
-------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of sales charges.

-------------------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                         10/01        10/00         10/99       10/98       10/97
-------------------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $ 21.95      $ 20.13       $ 19.23     $ 23.12      $ 18.34
===================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss                                  (0.10)(1)    (0.09)(1)     (0.14)(1)   (0.09)(1)    (0.02)

  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                        1.70         3.96          1.06       (2.55)        5.57
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                    1.60         3.87          0.92       (2.64)        5.55
-------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                  0.00         0.00          0.00        0.00        (0.05)

  Distributions from net realized gains                (3.22)       (2.05)        (0.02)      (1.25)       (0.72)
-------------------------------------------------------------------------------------------------------------------
    Total dividends and distributions                  (3.22)       (2.05)        (0.02)      (1.25)       (0.77)
-------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                      $20.33      $ 21.95       $ 20.13     $ 19.23      $ 23.12
===================================================================================================================
  Total return(2)                                       8.88%       20.80%         4.75%     (11.98)%      31.55%
-------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                   $17,818      $17,255       $19,257     $22,284      $18,395

  Ratio of expenses to average net assets               2.08%        2.10%         2.07%       1.99%        2.05%

  Ratio of net loss to average net assets              (0.50)%      (0.43)%       (0.71)%     (0.40)%      (0.32)%

  Decrease reflected in above operating
   expense ratios due to waivers/reimbursements         0.02%           -             -           -            -

  Portfolio turnover rate                                 54%          42%           30%         42%          21%
-------------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                                10/01          10/00(1)
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $21.94          $17.96
---------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS:

  Net investment income (loss)                               (0.11)(2)       (0.07)(2)

  Net gain on investments and foreign currency related
  items (both realized and unrealized)                        1.67            4.05
---------------------------------------------------------------------------------------
    Total from investment operations                          1.56            3.98
---------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:

  Dividends from net investment income                        0.00            0.00

  Distributions from net realized gains                      (3.22)           0.00
---------------------------------------------------------------------------------------
    Total dividends and distributions                        (3.22)           0.00
---------------------------------------------------------------------------------------
  Net asset value, end of period                            $20.28          $21.94
---------------------------------------------------------------------------------------
  Total return(4)                                             8.93%          22.16%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s)                          $1,481            $220

  Ratio of expenses to average net assets                     2.08%           1.42%(3)

  Ratio of net income (loss) to average net assets           (0.52)%         (0.33)%(3)

  Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                              0.02%              -

  Portfolio turnover rate                                       54%             42%
---------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.
(2) Per-share information is calculated using the average shares outstanding method.
(3) Annualized.
(4) Total return does not consider the effects of contingent deferred sales charges.

                               INTERNATIONAL FUND

GOAL AND STRATEGIES

   The fund seeks long-term growth of capital. To pursue this goal, it invests, under normal market conditions, primarily in equity securities of companies located in or conducting a majority of their business in developed foreign markets or companies whose securities trade primarily in developed foreign markets.

   Although it is not an index fund and does not seek to replicate the performance of any index, the fund expects to focus primarily, but not exclusively, on countries represented in the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Index.

   Countries in the MSCI-EAFE Index currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These countries are currently, or proposed to be, represented in the MSCI-EAFE Index.

   In managing the fund's investments, the portfolio managers:
   -  combine top-down regional analysis with bottom-up company research
   - look for countries, sectors and companies with solid growth prospects and attractive market valuations
   - focus research efforts on early identification of new investment opportunities while seeking to manage risk

   Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities of issuers from at least three foreign markets.

   The fund may invest in emerging markets, although it does not expect to invest more than 30% of assets in securities of emerging markets issuers. The fund may hold depository receipts, but they are not expected to represent a substantial portion of the fund's investments.

   The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

   FUND INVESTMENTS

   The fund invests primarily in:
   -  common stock
   -  preferred stock
   -  depositary receipts
   -  securities convertible into or exchangeable for common stock

   To a limited extent the fund may also engage in other investment practices.

RISK FACTORS

   The fund's principal risk factors are:
   -  foreign securities
   -  market risk

   The value of your investment will fluctuate in response to stock market movements. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that it invests in emerging markets or focuses on a single country or region, the fund may take on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the fund to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices that the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

   Steven D. Bleiberg, Richard W. Watt, Emily Alejos and Staci Lombard manage the fund. You can find out more about them in "Meet the Managers."

INVESTOR EXPENSES

                                             CLASS A     CLASS B    CLASS C     CLASS D
                                             -------     -------    -------     -------
   Management fee                              1.00%      1.00%       1.00%       1.00%
   Distribution and service (12b-1) fees        .25%      1.00%       1.00%        NONE
   All other expenses                           .53%       .53%        .53%        .53%
                                             -------    -------     -------     -------
    Total expenses                             1.78%      2.53%       2.53%       1.53%

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's Class A, B, C and D classes and have been audited by the fund's previous accountants for the fiscal periods November 1, 1997 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2001. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

---------------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                  10/01        10/00        10/99         10/98        10/97
---------------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $12.05        $14.00      $12.20        $11.42       $10.38
===============================================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(1)                        (0.03)        (0.06)      (0.06)        (0.06)       (0.07)
  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                (2.81)        (0.11)       2.56          0.99         1.11
---------------------------------------------------------------------------------------------------------------
    Total from investment operations            (2.84)        (0.17)       2.50          0.93         1.04
---------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              -             -           -         (0.06)           -
  Distributions from net realized gains         (0.77)        (1.78)      (0.70)        (0.09)           -
---------------------------------------------------------------------------------------------------------------
    Total dividends and distributions           (0.77)        (1.78)      (0.70)        (0.15)           -
---------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                $8.44        $12.05      $14.00        $12.20       $11.42
===============================================================================================================
  Total return(2)                              (24.87)%       (1.87)%     21.76%         8.20%       10.02%
---------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)            $26,316       $52,966     $48,181       $44,286      $44,316
  Ratio of expenses to average net assets        1.78%         2.03%       2.15%         2.15%        2.15%
  Ratio of net loss to average net assets       (0.31)%       (0.45)%     (0.44)%       (0.49)%      (0.59)%
  Decrease reflected in above
  operating expense ratios
  due to waivers/reimbursements                     -%            -%       0.04%         0.10%        0.18%
  Portfolio turnover rate                          48%           45%         82%           70%          74%
---------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of sales charges.

-------------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                   10/01         10/00        10/99      10/98       10/97
-------------------------------------------------------------------------------------------------------------
  PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period          $11.57        $13.63       $11.98     $11.24      $10.29
=============================================================================================================
  INVESTMENT OPERATIONS:

  Net investment loss(1)                         (0.11)        (0.16)       (0.15)     (0.15)      (0.15)

  Net gain (loss) on investments and
  foreign currency related items
  (both realized and unrealized)                 (2.68)        (0.12)        2.50       0.98        1.10
-------------------------------------------------------------------------------------------------------------
    Total from investment operations             (2.79)        (0.28)        2.35       0.83        0.95
-------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Distributions from net realized gains          (0.77)        (1.78)       (0.70)     (0.09)       0.00
-------------------------------------------------------------------------------------------------------------
    Total distributions                          (0.77)        (1.78)       (0.70)     (0.09)       0.00
-------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                 $8.01       $ 11.57       $13.63     $11.98      $11.24
=============================================================================================================
  Total return(2)                               (25.47)%       (2.84)%      20.86%      7.43%       9.23%
-------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)              $2,836        $5,089       $5,527     $6,133      $6,821

  Ratio of expenses to average net assets         2.53%         2.78%        2.90%      2.90%       2.90%

  Ratio of net loss to average net assets        (1.10)%       (1.22)%      (1.18)%    (1.24)%     (1.32)%

  Decrease reflected in above
  operating expense ratios due to
  waivers/reimbursements                          0.00%         0.00%        0.04%       0.10%      0.18%

  Portfolio turnover rate                           48%           45%          82%         70%        74%
-------------------------------------------------------------------------------------------------------------

(1) Per-share information is calculated using the average shares outstanding method.
(2) Total return does not consider the effects of contingent deferred sales charges.

---------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                         10/01              10/00(1)
---------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------
  Net asset value, beginning of period                $11.59             $13.35
=======================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(2)                               (0.11)             (0.24)

  Net loss on investments and foreign
  currency related items (both realized
  and unrealized)                                      (2.68)             (1.52)
---------------------------------------------------------------------------------------
    Total from investment operations                   (2.79)             (1.76)
---------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                (0.77)                 -
---------------------------------------------------------------------------------------
    Total distributions                                (0.77)                 -
---------------------------------------------------------------------------------------
  Net asset value, end of period                       $8.03             $11.59
=======================================================================================
  Total return(4)                                     (25.47)%           (13.18)%
---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000s)                    $  171               $141

  Ratio of expenses to average net assets               2.53%              2.59%(3)

  Ratio of net loss to average net assets              (1.21)%            (1.81)%(3)

  Portfolio turnover rate                                 48%                45%
---------------------------------------------------------------------------------------

(1) For the period February 28, 2000 (inception date) through October 31, 2000.
(2) Per-share information is calculated using the average shares outstanding method.
(3) Annualized.
(4) Total return does not consider the effects of contingent deferred sales charges.

                                MORE ABOUT RISK

INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

   - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

   - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                        This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

[20%] ITALIC TYPE (e.g., [20%]) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
SPECULATIVE EXPOSURE RISK.                                             15%             15%              15%              33 1/3%
---------------------------------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET,
POLITICAL RISKS.                                                       / /             / /              / /              /x/
---------------------------------------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps,intended to manage fund exposure to
currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign
currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. CORRELATION, CREDIT, CURRENCY,
HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION RISKS.                 -               -               / /              /x/
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to
increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the
fund to risks beyond those generally encountered in
developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.             / /            / /              / /             30%
---------------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company.
May also include warrants,rights, options, preferred stocks
and convertible debt securities. These investments may go
down in value due to stock market movements or negative company
or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                 /x/            /x/              /x/              /x/
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.             10%            10%             [20%]              /x/
---------------------------------------------------------------------------------------------------------------------------------

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES
Exchange-traded contracts that enable the fund to hedge
against or speculate on future changes in currency values,
interest rates or stock indexes. Futures obligate the fund
(or give it the right, in the case of options) to receive or make payment at a specific future time based on those
future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                   -               -               / /              / /
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.               [20%]           [20%]           [20%]            [20%]
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables.
CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.         / /             / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the
District of Columbia and their political subdivisions,
agencies and instrumentalities. Municipal securities may be
affected by uncertainties regarding their tax status,
legislative changes or rights of municipal-securities
holders. CREDIT, INTEREST-RATE, MARKET, REGULATORY RISKS.               -              / /              / /              -
---------------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
rated below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Commonly referred to as
junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY,
MARKET, VALUATION RISKS.                                                -               -                -               / /
---------------------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.(1)
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY,
MARKET SPECULATIVE EXPOSURE, VALUATION RISKS.                           5%              5%              / /              10%
---------------------------------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or
part of their interests in enterprises they own or control.
ACCESS, CURRENCY, INFORMATION, LIQUIDITY,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests.
CREDIT, INTEREST-RATE, MARKET RISKS.                                    / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                      [10%]           [10%]             -            [15%]

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's
net assets in a group of related industries (market sector).
Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the
overall stock market. Financial, economic, business,
political and other developments affecting the sector
will have a greater effect on the fund.                                 / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending fund securities to financial
institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral.
CREDIT, LIQUIDITY, MARKET RISKS.                                       25%              -               25%              [25%]
---------------------------------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take
short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds
that do not take short positions. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                             -               -               / /               -
---------------------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                   [10%]           [10%]            [10%]            [10%]
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after
purchase. A fund engaging in short-term trading will
have higher turnover and transaction expenses. Increased
short-term capital gains distributions could raise
shareholders' income tax liability.                                    / /             / /              /x/              / /
---------------------------------------------------------------------------------------------------------------------------------

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a special
-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special
situation do not materialize. INFORMATION, MARKET RISKS.                / /            / /              /x/              / /
---------------------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations. INFORMATION, LIQUIDITY,
MARKET, VALUATION RISKS.                                                / /            / /              /x/              / /
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and
other instruments that allow the fund to gain access to
the performance of a benchmark asset (such as an index or
selected stocks) where the fund's direct investment is
restricted. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                                        / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY COMPANIES Companies which may benefit
significantly from advances or improvements in technology.
LIQUIDITY, MARKET, VALUATION RISKS.                                     / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent
the fund from achieving its goal.                                       / /             -                -              -
---------------------------------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder
the right to buy certain securities, generally common
stock, at a specified price and usually for a limited time.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                          5%              -                5%               / /

                                                                   BLUE CHIP   LARGE CAP VALUE   SMALL CAP VALUE   INTERNATIONAL
                                                                      FUND            FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                                     LIMIT
---------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
purchase or sale of securities for delivery at a future
date; market value may change before delivery.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                          / /            / /              / /              / /
---------------------------------------------------------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The funds are limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:

HUGH M. NEUBURGER, Managing Director, has been Portfolio Manager of the Blue Chip Fund since August 1995. Mr. Neuberger joined CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin, & Jenrette, Inc. ("DLJ") in 2000. Mr. Neuberger holds a B.A., M.A. and Ph.D., all from the University of Chicago.

ROGER W. VOGEL, CFA and Managing Director, is head of U.S. value equities and has been Co-Portfolio Manager of the Large Cap Value Fund and the Small Cap Value Fund since 1993. He joined CSAM in 2000 as a result of Credit Suisse's acquisition of DLJ. He had been with DLJ Asset Management since 1993. Previously, he was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University.

RICHARD J. HANLON, CFA and Director, has been Co-Portfolio Manager of the Large Cap Value Fund and the Small Cap Value Fund since January 2001, and with CSAM since 2000 as a result of Credit Suisse's acquisition of DLJ. He had been with DLJ Asset Management since 1994, where he performed comparable duties. Previously, he managed U.S. equity portfolios at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Hanlon holds a B.A. in Economics from the State University of New York at Albany.

STEVEN D. BLEIBERG, Managing Director, is chairman of the firm's Global Equity Strategy Group, and has been Co-Portfolio Manager of the International Fund since October 2001. Mr. Bleiberg has performed comparable duties with CSAM since 1991 when he rejoined the company following 2 years as a portfolio manager at Matrix Capital Management. Mr. Bleiberg first joined CSAM in 1984. He holds a B.A. in Government from Harvard University and a M.S. in Finance from the Sloan School of Management at Massachusetts Institute of Technology.

RICHARD W. WATT, Managing Director, is head of global emerging markets and has been Co-Portfolio Manager of the International Fund since October 2001.
Before joining CSAM in 1995, he served as head of emerging markets investments and research at Gartmore Investment Limited in London from 1992 to 1995. Mr. Watt holds a Diploma in Management Studies from Napier College, Edinburgh and an MA in Politics and Modern History from the University of Edinburgh.

EMILY ALEJOS, CFA and Director, is chief investment officer for Latin American equities and has been Co-Portfolio Manager of the International Fund since October 2001. She has performed comparable duties since joining CSAM in 1997 after working as an emerging markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in Economics and Development Studies from Brown University and a M.B.A. from Stanford University.

             Job titles indicate position with the investment adviser.

STACI LOMBARD, CFA and Vice President, has been Co-Portfolio Manager of the International Fund since October 2001. Ms. Lombard, who has performed comparable duties since 1999, joined CSAM in 1987 as a convertible security analyst, created an international equity trading desk in 1991 and remained an international equity trader until 1999. She holds a B.S. in Psychology from Cornell University and a M.B.A. in Finance from Baruch College, City University of New York.

                              MORE ABOUT YOUR FUND

SHARE VALUATION

    The net asset value (NAV) of each class of a fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern
Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.

    A fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    A fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The Large Cap Value Fund typically distributes dividend income quarterly and capital gains annually, usually in December.

    The other funds typically distribute dividend income and capital gains annually, usually in December.

    Distributions may be reinvested in additional shares without any initial or deferred sales charge.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

TAXES

    As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. A fund will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

    The form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

STATEMENT AND REPORTS

    Each fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES

    This PROSPECTUS offers you a choice of four classes of shares: Classes A, B, C and D for the Blue Chip Fund, Large Cap Value Fund and International Fund and Classes A, B, and C for the Small Cap Value Fund. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

- Class A shares may be a better choice than Class B or Class C if you are investing for the long term, especially if you are eligible for a reduced sales charge

- Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

- Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but have higher annual expenses

- Class D shares are offered only to employees of Credit Suisse First Boston ("CSFB") and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of CSFB, certain investment advisory or brokerage clients of CSFB or its affiliates and certain employee benefit plans for employees of CSAM or its affiliates

   We describe each class of shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A, Class B and Class C, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.

                                               MAIN FEATURES
---------------------------------------------------------------------------------------------------------------------------------
CLASS A                       -  Initial sales charge of up to 5.75%

                              -  Lower sales charge for large purchases

                              -  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

                              -  Lower annual expenses than Class B or C because of lower 12b-1 fee
---------------------------------------------------------------------------------------------------------------------------------

CLASS B                       -  No initial sales charge

                              -  Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

                              -  Deferred sales charge declining to zero after 4 years

                              -  Higher annual expenses than Class A shares because of higher 12b-1 fee

                              -  Automatic conversion to Class A shares after 8 years, reducing future annual expenses
---------------------------------------------------------------------------------------------------------------------------------
CLASS C                       -  No initial sales charge

                              -  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

                              -  Higher annual expenses than Class A shares because of higher 12b-1 fee

                              -  No conversion to Class A shares, so annual expenses remain higher
---------------------------------------------------------------------------------------------------------------------------------

                           BUYING AND SELLING SHARES

OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

BUYING AND SELLING SHARES

   The funds are open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. Eastern
Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper Form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements. The maximum investment amount in Class B shares is $250,000, and the maximum investment amount in Class C shares is $1,000,000.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative or us of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of your fund on the day you redeem.

EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                               OTHER POLICIES

TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

   Each fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

- change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

- impose minimum investment amounts after 15 days' notice to current investors of any increases

-  charge a wire-redemption fee

- make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         OTHER SHAREHOLDER INFORMATION

CLASSES OF SHARES AND SALES CHARGES

   Class A, B, C, and D shares are identical in all respects except that (i) each class bears different distribution service fees and sales charges (except for Class D shares, which are not subject to any distribution service fees or sales charges), (ii) each class has different exchange privileges and
(iii) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan. Class D shares are only offered to current investors of Class D.

CLASS A SHARES

OFFERING PRICE:
   The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A
                                                                                              COMMISSION TO
                                                                                                FINANCIAL
                                               AS A % OF               AS A % OF             REPRESENTATIVE
                                                AMOUNT                 OFFERING                 AS A % OF
            AMONT PURCHSED                     INVESTED                 PRICE                 OFFERING PRICE
---------------------------------------------------------------------------------------------------------------
     Less than $50,000                           6.10%                   5.75%                     5.00%
---------------------------------------------------------------------------------------------------------------
     $50,000 to less than $100,000               4.99%                   4.75%                     4.00%
---------------------------------------------------------------------------------------------------------------
     $100,000 to less than $250,000              3.90%                   3.75%                     3.00%
---------------------------------------------------------------------------------------------------------------
     $250,000 to less than $500,000              2.56%                   2.50%                     2.00%
---------------------------------------------------------------------------------------------------------------
     $500,000 to less than $1,000,000            2.04%                   2.00%                     1.75%
---------------------------------------------------------------------------------------------------------------
     $1,000,000 or more                             0*                      0                      1.00%**
---------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

   (1) investment advisory clients of the adviser;

   (2) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

   (3) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;

   (4) shares purchased for 401(k) Plans, 403(B) Plans and 457 Plans; employee benefit plans sponsored by an employer; and pension plans;

   (5) Class B shares which are automatically converted to Class A shares; and

   (6) Class A shares acquired when dividends and distributions are reinvested in the fund.

   IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to a fund's distributor or transfer agent, you may purchase Class A shares of a fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the funds described in this PROSPECTUS. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

  CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the current net asset value of the applicable fund if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by a fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

- the net asset value at the time of purchase of the Class A shares being redeemed; or

-  the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

CLASS B SHARES

   You may choose to purchase Class B shares at a fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

---------------------------------------------
  YEAR AFTER PURCHASE         CDSC PERCENTAGE
---------------------------------------------
         1st                         4%
---------------------------------------------
         2nd                         3%
---------------------------------------------
         3rd                         2%
---------------------------------------------
         4th                         1%
---------------------------------------------
   After 4th year                   None
---------------------------------------------

   Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to a fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in a fund.

   Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

-------------------------------------------------------------------------------------------------------
CLASS B SHARES                                     WHEN CONVERTED TO CLASS A
-------------------------------------------------------------------------------------------------------
  Shares issued at initial purchase                Eight years after the date of purchase
-------------------------------------------------------------------------------------------------------
  Shares issued on reinvestment of                 In the same proportion as the number of Class B
  dividends and distributions                      shares converting is to total Class B shares you
                                                   own (excluding shares issued as a dividend)
-------------------------------------------------------------------------------------------------------
  Shares issued upon exchange from another         On the date the shares originally acquired would
  Credit Suisse Fund                               have converted into Class A shares
-------------------------------------------------------------------------------------------------------

    REINSTATEMENT PRIVILEGE. If you redeemed shares of a fund in the past 30 days and paid a deferred sales charge, you may buy shares of that fund at the current net asset value and be credited with the amount of the deferred sales changes, if the distributor is notified.

CLASS C SHARES

   You may choose to purchase Class C shares at a fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell, as well as an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                               OTHER INFORMATION

ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.

   Each fund has adopted 12b-1 Plans for Class A, Class B and Class C shares pursuant to the rules of the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A, Class B and Class C of the fund's shares. Since these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A, Class B and Class C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, Class B and Class C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                      This page intentionally left blank

                              FOR MORE INFORMATION

    More information about these funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL  REPORTS TO SHAREHOLDERS

    Includes financial statements, fund investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-902-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:

   www.CreditSuisseFunds.com



P.O. BOX 9030, BOSTON, MA 02205-9030
800-927-2874 - www.CreditSuisseFunds.com [CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.     CSDVI-1-0202

SEC FILE NUMBERS:

Credit Suisse Capital Funds          811-04604
  Credit Suisse Blue Chip Fund
  Credit Suisse Large Cap Value Fund
  Credit Suisse Small Cap Value Fund
Credit Suisse Opportunity Funds      811-09054
  Credit Suisse International Fund

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Prospectus

COMMON CLASS

February 28, 2002

                            - CREDIT SUISSE
                              SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.


Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS                                                                4
    Goals and Principal Strategies                                        4
    Investor Profile                                                      4
    A Word About Risk                                                     5

PERFORMANCE SUMMARY                                                       6
    Year-by-Year Total Returns                                            6
    Average Annual Total Returns                                          7

INVESTOR EXPENSES                                                         8
    Fees and Fund Expenses                                                8
    Example                                                               9

THE FUND IN DETAIL                                                       10
    The Management Firm                                                  10
    Multi-Class Structure                                                10
    Fund Information Key                                                 11
    Goals and Strategies                                                 12
    Portfolio Investments                                                12
    Risk Factors                                                         13
    Portfolio Management                                                 13
    Investor Expenses                                                    13
    Financial Highlights                                                 14

MORE ABOUT RISK                                                          15
    Introduction                                                         15
    Types of Investment Risk                                             15
    Certain Investment Practices                                         17

MEET THE MANAGERS                                                        21

ABOUT YOUR ACCOUNT                                                       22
    Share Valuation                                                      22
    Account Statements                                                   22
    Distributions                                                        22
    Taxes                                                                23
BUYING SHARES                                                            24
SELLING SHARES                                                           27
SHAREHOLDER SERVICES                                                     29
OTHER POLICIES                                                           31
OTHER INFORMATION                                                        32
    About the Distributor                                                32

FOR MORE INFORMATION                                             back cover


THE SMALL CAP VALUE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTORS OTHER THAN THOSE DESCRIBED ON PAGE 24.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS            GOAL                             STRATEGIES
------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND       High level of growth of capital  - Invests primarily in equity securities of
Risk factors:                                                 small U.S. companies
 MARKET RISK                                                - Employs a value oriented investment approach seeking
 SPECIAL-SITUATION                                            securities that appear to be underpriced
  COMPANIES
 START-UP AND OTHER SMALL
  COMPANIES
------------------------------------------------------------------------------------------------------------------

    INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:                THIS FUND MAY NOT BE APPROPRIATE IF YOU:
 -  have longer time horizons                               -  are investing for a shorter time horizon

 -  are willing to assume the risk of losing money in       -  are uncomfortable with an investment that will fluctuate in
    exchange for attractive potential long-term returns        value, perhaps dramatically

 -  are investing for growth                                -  are looking for income

 -  want to diversify their investments with stock funds       You should base your investment decision on your own goals, risk preferences and time horizon.

    A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

    "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

    Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR BY YEAR TOTAL RETURNS

YEAR ENDED 12/31:                                         2000           2001

SMALL CAP                                                  15.46%(1)     11.22%
VALUE FUND
  Best quarter: 12.01% (Q4 00)
  Worst quarter: -9.29% (Q3 01)
  Inception date 8/1/00


(1) For the period August 1, 2000 (inception date) through October 31, 2000.

                           AVERAGE ANNUAL TOTAL RETURNS


                                ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF     INCEPTION
   PERIOD ENDED 12/31/01:         2001     1997-2001    1992-2001    FUND         DATE
-----------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------
 COMMON CLASS                     11.22%       N/A          N/A      19.31%        8/1/00
-----------------------------------------------------------------------------------------------
 RUSSELL 2000 INDEX(1)             2.49%       N/A          N/A      -0.23%(3)
-----------------------------------------------------------------------------------------------
 RUSSELL 2000 VALUE INDEX(2)      14.02%       N/A          N/A      19.03%(3)
-----------------------------------------------------------------------------------------------


(1) The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3,000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Russell 2000 Index do not include any sales charges, fees or other expenses.

(2) In light of the fund's small company value stock emphasis, effective May 1, 2001, the fund added the Russell 2000 Value Index as a performance benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(3) Performance since July 31, 2000.


                        UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                              FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ending October 31, 2001.


                                                                             SMALL CAP
                                                                             VALUE END
---------------------------------------------------------------------------------------
  SHAREHOLDERS FEES
   (paid directly from your investment)
----------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                          NONE
----------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase
   price or redemption proceeds, as applicable)                                 NONE
----------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)                            NONE
---------------------------------------------------------------------------------------
  Redemption fees                                                               NONE
---------------------------------------------------------------------------------------
  Exchange fees                                                                 NONE
---------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------------------------------------
  Management fee                                                                .81%
---------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                          .25%
---------------------------------------------------------------------------------------
  Other expenses                                                                .29%
---------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                                        1.35%
---------------------------------------------------------------------------------------


* Actual fees and expenses for the fiscal year ended October 31, 2001 are shown below. CSAM has agreed to limit average annual fund operating expenses to 1.32% per year until November 3, 2002.


  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS
  Management fee                              .78%

  Distribution and service (12b-1) fee        .25%

  Other expenses                              .29%

  NET ANNUAL FUND OPERATING EXPENSES         1.32%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the opposite page and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



                                        ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
------------------------------------------------------------------------------------
  SMALL CAP VALUE FUND                   $ 134       $ 425      $ 736      $ 1,621
------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017


 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goals and strategies


 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks


 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients


 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally


 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission


    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

    MULTI-CLASS STRUCTURE


    This PROSPECTUS offers Common Class shares of the Small Cap Value Fund. Common Class shares are no-load. The fund also offers Class A, B and C shares, as described in a separate prospectus. Each class has its own fees and expenses, offering you a choice of cost structures.

    FUND INFORMATION KEY


    A concise description of the fund begins on the next page. The description provides the following information about the Fund:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS
    The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
    The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT
    The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES


    Actual fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.


 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.


 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.


 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES

    The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued.

    In seeking to identify undervalued companies, the fund managers look at:

 - stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth

 - the fundamentals of each company at the present time, rather than attempting to anticipate what changes might occur in the stock market, the economy or the political environment

 - the earning power or purchase value of the company relative to its current stock price

 - whether the company has an established presence in its industry, in a product or in a market niche

    In choosing a security, the portfolio managers also consider whether the management owns a significant stake in the company.

    The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

    "Small-cap" companies, for purposes of this fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2001, market capitalizations of Russell 2000 companies ranged from $2.79 million to $2.96 billion.

    Some companies may outgrow the definition of a "small-cap" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

    PORTFOLIO INVESTMENTS

    The fund invests primarily in:

 -  common stock

 -  preferred stock

 -  securities convertible into common stocks

 -  securities such as warrants, whose values are based on common stock

 - investment grade debt securities including U.S. government and municipal and other financial instruments

    The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

    RISK FACTORS

    This fund's principal risk factors are:

  - market risk

  - special-situation companies

  - start-up and other small companies

    The value of your investment generally will fluctuate in response to stock-market movements. The fund's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

    Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

    Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

    Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT

    Roger W. Vogel and Richard J. Hanlon manage the fund. You can find out more about them in "Meet the Managers."

    INVESTOR EXPENSES

    Management fee               .76%
    Distribution and service
        (12b-1) fees             .25%
    All other expenses           .31%
                                -----
    Total expenses              1.32%


    The management fee declines to .75% on assets between $100 million and $200 million, and to .625% on assets above $200 million.

                              FINANCIAL HIGHLIGHTS

The figures below are related to the fund's Common class and have been audited by the fund's previous accountants, for the fiscal period August 1, 2000 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2001. The figures below should be read in conjuction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.



PERIOD ENDED:                                                                      10/01        10/00(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
net asset value, beginning of period                                               $22.62         $21.35
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income                                                                0.04(2)        0.02(2)
Net gains on investments and foreign currency related items (both realized
  and unrealized)                                                                    1.72           1.25
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                   1.76           1.27
-------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                                (0.09)          0.00
Distribution from net realized gains                                                (3.22)          0.00
-------------------------------------------------------------------------------------------------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS                                                 (3.31)          0.00
-------------------------------------------------------------------------------------------------------------
Net asset value, and of period                                                     $21.07         $22.62
-------------------------------------------------------------------------------------------------------------
Total return                                                                         9.79%          5.95%(3)
-------------------------------------------------------------------------------------------------------------
RATIONS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                          $30,667           $105
Ratio of expenses to average net assets                                              1.33%          0.34%(4)
Ratio of net income to average net assets                                            0.18%          0.09%(4)
Decrease reflected in above operating expense ratios
  due to waivers/reimbursements                                                      0.02%             -
Portfolio turnover rate                                                                54%            42%
-------------------------------------------------------------------------------------------------------------


(1) For the period August 1, 2000 (inception date) through October 31, 2000.
(2) Based on average shares outstanding.
(3) Non-annualized
(4) Annualized

                                 MORE ABOUT RISK

    INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or a fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:
/x/   Permitted without limitation; does not indicate actual use

[20%] ITALIC TYPE (e.g., [20%]) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

INVESTMENT PRACTICE                                                               LIMIT
----------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                         15%
----------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.          / /
----------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.                                                                              / /
---------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                         / /
---------------------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                     /x/
----------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS. [20%]
----------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                                               LIMIT
----------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS.(2)                                                      / /
----------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                             [20%]
----------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                              / /
----------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                   / /
----------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.(1) CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                              / /
----------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION, LIQUIDITY,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                            / /
----------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interests.
CREDIT, INTEREST-RATE, MARKET RISKS.                                                / /
----------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                                               LIMIT
----------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.           / /
----------------------------------------------------------------------------------------
SECURITIES LENDING Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral.  CREDIT, LIQUIDITY, MARKET RISKS.                                       25%
----------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not
take short positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                / /
----------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares dof the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                     [10%]
----------------------------------------------------------------------------------------
SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                          /x/
----------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                             /x/
----------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                   /x/
----------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                                               LIMIT
----------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                              / /
----------------------------------------------------------------------------------------
TECHNOLOGY COMPANIES Companies which may benefit significantly from
advances or improvements in technology. LIQUIDITY, MARKET, VALUATION RISKS.         / /
----------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited
time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                 5%
----------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                      / /
----------------------------------------------------------------------------------------


(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The funds are limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

      The following individuals are responsible for the day-to-day portfolio management of the fund:

      ROGER W. VOGEL, CFA, Managing Director, is head of U.S. value equities and has been Co-Portfolio Manager of the fund since 1993. He joined CSAM in 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. (DLJ). He had been with DLJ Asset Management since 1993. Previously, he was portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University.

      RICHARD J. HANLON, CFA and Director, has been Co-Portfolio Manager of the Fund since January 2001, and with CSAM since 2000 as a result of Credit Suisse's acquisition of DLJ. He had been with DLJ Asset Management since 1994, where he performed comparable duties. Previously, he managed U.S. equity portfolios at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Hanlon holds a B.A. in Economics from the State University of New York at Albany.

              Job titles indicate position with the investment adviser.

                              ABOUT YOUR ACCOUNT

    SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV of each class of a fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

    ACCOUNT STATEMENTS

    In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions).

 -  after any changes of name or address of the registered owner(s).

 -  otherwise, every calendar quarter.

    You will also receive annual and semiannual financial reports.

    DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund typically distributes dividend income and capital gains annually, usually in December.

    Distributions may be in additional shares without any additional or deferred sales charge.

    Estimated year-end distribution information, including record and payment dates, generally will be available at www.CreditSuisseFunds.com or by calling
(800) 927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

    TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTION

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

    OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web Site: www.CreditSuisseFunds.com.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

    The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

    Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

    BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

FINANCIAL-SERVICES FIRMS

    You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

    Some of the firms through which the fund is available include:

 -  Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 -  Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 -  TD Waterhouse Mutual Fund Network

    MINIMUM INITIAL INVESTMENT


    Regular account              $2,500
    IRAs                         $  500
    Transfers/Gifts to Minors    $  500


    ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

  OPENING AN ACCOUNT                                            ADDING TO AN ACCOUNT
  --------------------------------------------------------------------------------------------------------------------------------
  BY CHECK
  --------------------------------------------------------------------------------------------------------------------------------
  - Complete the NEW ACCOUNT APPLICATION.                       - Make your check payable to Credit Suisse Funds.
  - For IRAs use the UNIVERSAL IRA APPLICATION.                 - Write the account number and the fund name on your check.
  - Make your check payable to Credit Suisse Funds.             - Mail to Credit Suisse Funds.
  - Write the fund name on the check.                           - Minimum amount is $100.
  - Mail to Credit Suisse Funds.
  --------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
  --------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an exchange  - Call our Shareholder Service Center to request an exchange from
    from another Credit Suisse Fund. Be sure to read the          another Credit Suisse Fund.
    current PROSPECTUS for the new fund.  Also please           - Minimum amount is $250.
    observe the minimum initial investment.                     - If you do not have telephone privileges, mail or fax a letter of
  - If you do not have telephone privileges, mail or fax a        instruction
    letter of instruction signed by all shareholders.
  --------------------------------------------------------------------------------------------------------------------------------
  BY WIRE
  --------------------------------------------------------------------------------------------------------------------------------
  - Complete and sign the NEW ACCOUNT APPLICATION.              - Call our Shareholder Service Center by 4 p.m. Eastern Time to
  - Call our Shareholder Service Center and fax the signed NEW    inform us of the incoming wire.  Please be sure to specify your
    ACCOUNT APPLICATION by 4 p.m. Eastern Time.                   name, the account number and the fund name on your wire advice.
  - The Shareholder Service Center will telephone you with your - Wire the money for receipt that day.
    account number.  Please be sure to specify your name, the   - Minimum amount is $500.
    account number and the fund name on your wire advice.
  - Wire your initial investment for receipt that day.
  - Mail the original, signed application to Credit Suisse
    Funds.
  - This method is not available for IRAs.
  --------------------------------------------------------------------------------------------------------------------------------
  BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
  --------------------------------------------------------------------------------------------------------------------------------
  - Cannot be used to open an account.                          - Call our Shareholder Service Center to request an ACH transfer from your bank.
                                                                - Your purchase will be effective at the next NAV calculated after we receive your order in proper form.
                                                                - Minimum amount is $50.
                                                                - Requires ACH on Demand privileges.
  --------------------------------------------------------------------------------------------------------------------------------

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES


SELLING SOME OR ALL OF YOUR SHARES                         CAN BE USED FOR
------------------------------------------------------------------------------------------------------------------------------
 BY MAIL
------------------------------------------------------------------------------------------------------------------------------
  Write us a letter of instruction that includes:         - Accounts of any type.
  - your name(s) and signature(s)                         - Sales of any amount.
  - the fund name and account number                        For IRAs please use the IRA DISTRIBUTION REQUEST FORM.
  - the dollar amount you want to sell
  - how to send the proceeds
  Obtain a signature guarantee or other documentation,
  if required (see "Selling Shares in Writing").
  Mail the materials to Credit Suisse Funds.
  If only a letter of instruction is required, you can
  fax it to the Shareholder Service Center (unless a
  signature guarantee is required).
------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an     - Accounts with telephone privileges.
    exchange into another Credit Suisse Fund. Be sure     If you don not have telephone privileges, mail of fax a letter of
    to read the current PROSPECTUS for the new fund.      instruction to exchange shares.
    Also please observe the minimum initial investment.
------------------------------------------------------------------------------------------------------------------------------
  BY PHONE
------------------------------------------------------------------------------------------------------------------------------
  Call our Shareholder Service Center to request a        - Non-IRA accounts with telephone privileges.
  redemption. You can receive the proceeds as:
  - a check mailed to the address of record
    ($100 minimum)
  - an ACH transfer to your bank ($50 minimum)
  - a wire to your bank ($500 minimum)
  See "By Wire or ACH Transfer" for details.
------------------------------------------------------------------------------------------------------------------------------
  BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------------------------
  - Complete the "Wire Instructions" or "ACH on Demand"   - Non-IRA accounts with wire-redemption or ACH on Demand privileges.
    section of your NEW ACCOUNT APPLICATION.              - Requests by phone or mail.
  - For federal-funds wires, proceeds will be wired
    on the next business day. For ACH transfers,
    proceeds will be delivered within two business days.
------------------------------------------------------------------------------------------------------------------------------

         HOW TO REACH US
SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 9030
Boston, MA 02205-9030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com

         WIRE INSTRUCTIONS
State Street Bank and Trust Company
ABA #0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

    SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

  - accounts whose address of record has been changed within the past 30 days

  - redemptions in certain large accounts (other than by exchange)

  - requests to send the proceeds to a different payee or address than on record

  - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

    RECENTLY PURCHASED SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

    LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

        MINIMUM TO KEEP AN ACCOUNT OPEN


   Regular account              $2,000
   IRAs                         $  250
   Transfers/Gifts to Minors    $  250


                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

    For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

    STATEMENTS AND REPORTS

    The fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

    RETIREMENT PLANS

    Credit Suisse offers a range of tax-advantaged retirement accounts, including:

    - Traditional IRAs

    - Roth IRAs

    - Spousal IRAs

    - Rollover IRAs

    - SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

    TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

    ACCOUNT CHANGES

    Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

    TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

  - your investment check or ACH transfer does not clear

  - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

    If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

    The fund reserves the right to:

  - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

  - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

  - impose minimum investment amounts after 15 days' notice to current investors of any increases

  - charge a wire-redemption fee

  - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

  - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

  - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and through retirement plan programs (no minimum)

  - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 -  making the fund available to you

 -  account servicing and maintenance

 -  other administrative services related to sale of the Common Class

    As part of its business strategy, the fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

More information about this fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's manager's discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

    OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:


BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252


BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.CreditSuisseFunds.com


P.O. BOX 9030, BOSTON, MA 02205-9030
(800) 927-2874 - www.CreditSuisseFunds.com


[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      CSCSC-1-0202

SEC FILE NUMBER:
Credit Suisse Capital Funds         811-04604
  Credit Suisse Small Cap Value Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2002


--------------------------------------------------------------------------------

                     Class A, B, C and Common Shares of the

                       CREDIT SUISSE SMALL CAP VALUE FUND

                        Class A, B, C and D Shares of the

                          CREDIT SUISSE BLUE CHIP FUND
                        CREDIT SUISSE INTERNATIONAL FUND
                       CREDIT SUISSE LARGE CAP VALUE FUND


                  This combined STATEMENT OF ADDITIONAL INFORMATION provides information about the Credit Suisse Blue Chip Fund ("Blue Chip Fund"), the Credit Suisse Large Cap Value Fund ("Large Cap Value Fund"), the Credit Suisse Small Cap Value Fund ("Small Cap Value Fund") and the Credit Suisse International Fund ("International Fund") (each a "Fund," and together, the "Funds") that supplements information contained in the PROSPECTUS for the Common Shares of the Small Cap Value Fund, dated February 28, 2002 and the PROSPECTUS for the Class A, B, C and D shares of the Small Cap Value Fund and the Class
A, B, C and D shares of the Blue Chip Fund, Large Cap Value Fund and International Fund, dated February 28, 2002, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.


                  Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

                  This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in the shares of the Funds should be made solely upon the information contained herein. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:

              CLASS A, CLASS B, CLASS C, CLASS D AND COMMON SHARES

                               Credit Suisse Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 (800) 927-2874

                                TABLE OF CONTENTS

                                                                                           PAGE
INVESTMENT OBJECTIVES AND POLICIES                                                           1
         Options on Securities and Securities Indices and Currency Transactions              1
                  SECURITIES OPTIONS                                                         2
         Securities Index Options                                                            4
         OTC Options                                                                         5
         Currency Exchange Transactions                                                      5
         Futures Activities                                                                  7
         Hedging Generally                                                                   9
         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures      10
         Foreign Investments                                                                11
                  SOVEREIGN DEBT                                                            13
                  BRADY BONDS                                                               15
                  DEPOSITARY RECEIPTS                                                       15
                  EMERGING MARKETS                                                          15
                  EURO CONVERSION                                                           16
         U.S. Government Securities                                                         16
         Money Market Obligations                                                           17
                  REPURCHASE AGREEMENTS                                                     17
         Debt Securities                                                                    17
         Convertible Securities                                                             18
         Temporary Defensive Strategies                                                     18
         Securities of Other Investment Companies                                           18
         Lending of Fund Securities                                                         19
         When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments      19
         Short Sales and Short Sales "Against the Box"                                      20
         Reverse Repurchase Agreements                                                      21
         Warrants                                                                           21
         Non-Publicly Traded and Illiquid Securities                                        22
                  RULE 144A SECURITIES                                                      23
         Interest Only and Principal Only Instruments                                       23
         Borrowing.                                                                         23
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers             24
         "Special Situation" Companies                                                      24
INVESTMENT RESTRICTIONS                                                                     24
         Blue Chip Fund, Small Cap Value Fund, Large Cap Value Fund                         25
         International Fund                                                                 27
PORTFOLIO VALUATION                                                                         28
PORTFOLIO TRANSACTIONS                                                                      29
PORTFOLIO TURNOVER                                                                          32
MANAGEMENT OF THE FUNDS                                                                     33


                                       i

         Officers and Board of Trustees                                                     33
         Information Concerning Committees and Meetings of Trustees                         33
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2001                42
         Investment Adviser and Co-Administrators                                           43
         Code of Ethics                                                                     46
         Custodian and Transfer Agent                                                       46
         Credit Suisse Capital Funds                                                        47
         Credit Suisse International Fund                                                   50
         Organization of the Funds                                                          52
         Capital Stock and Organization of the Blue Chip Fund, Large Cap Value
             Fund and Small Cap Value Fund                                                  52
         Organization and Capitalization Of the International Fund                          53
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                              54
                  INITIAL SALES CHARGES WAIVERS                                             56
                  Redemptions                                                               57
                  Automatic Cash Withdrawal Plan                                            57
EXCHANGE PRIVILEGE                                                                          58
ADDITIONAL INFORMATION CONCERNING TAXES                                                     59
                  The Funds and Their Investments                                           59
                  Special Tax Considerations                                                62
                  STRADDLES                                                                 62
                  OPTIONS AND SECTION 1256 CONTRACTS                                        62
                  FOREIGN CURRENCY TRANSACTIONS                                             63
                  PASSIVE FOREIGN INVESTMENT COMPANIES                                      63
                  ASSET DIVERSIFICATION REQUIREMENT                                         64
                  FOREIGN TAXES                                                             64
                  FUND TAXES ON SWAPS                                                       65
                  DIVIDENDS AND DISTRIBUTIONS                                               65
                  SALES OF SHARES                                                           65
                  BACKUP WITHHOLDING                                                        66
                  NOTICES                                                                   66
                  OTHER TAXATION                                                            66
DETERMINATION OF PERFORMANCE                                                                66
NDEPENDENT ACCOUNTANTS AND COUNSEL                                                          70
MISCELLANEOUS                                                                               70
FINANCIAL STATEMENTS                                                                        75
APPENDIX                                                                                   A-1

                     INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Fund's investment objective and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Blue Chip Fund is long-term capital appreciation.

                  The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income.

                  The investment objective of the Small Cap Value Fund is a high level of growth of capital.

                  The investment objective of the International Fund is long-term growth of capital.


The Blue Chip Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S "blue chip" companies. Blue chip companies are those companies which, at the time of purchase, are represented in the S&P 500 Index. The Large Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of U.S companies with large market capitalizations. The Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. The Small Cap Value Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of small U.S. companies that appear to be undervalued. "Small-Cap" companies, for the purposes of this Fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. The International Fund will invest, under normal market conditions, at least 80% of net assets plus any borrowings for investment purposes in equity securities of equity securities of issuers from at least three foreign markets. These percentage requirements will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. The Funds' 80% investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust to become effective upon at least 60 days' notice to shareholders of the applicable Fund prior to any such change.


                  Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS.

                  The Blue Chip Fund and the Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Small Cap Value Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes. The Small Cap Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon. The International Fund may purchase and sell call and put options, including securities index options. The International Fund may also purchase and sell financial futures contracts and options thereon, which are traded on a commodities exchange or board of trade for certain hedging, return enhancement, and risk management purposes.

                  Neither the Blue Chip Fund nor the Large Cap Value Fund may write a covered call option if, as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Small Cap Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets. The International Fund will write only fully covered options. The International Fund may not write a call option if, as a result thereof, the aggregate of the International Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets.

SECURITIES OPTIONS.

                  Each Fund that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of fund securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM" or the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds, a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

SECURITIES INDEX OPTIONS.

                  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

OTC OPTIONS.

                  The Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

CURRENCY EXCHANGE TRANSACTIONS.

                  The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return.

                  FORWARD CURRENCY CONTRACTS. The International Fund will generally enter into forward contracts only under two circumstances. First, when the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy or sell the amount of foreign currency needed to settle the transaction. Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the International Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  CURRENCY OPTIONS. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  CURRENCY HEDGING. The Funds' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

FUTURES ACTIVITIES.

                  The Small Cap Value Fund may seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial futures contracts and options thereon. The International Fund may also purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

                  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Funds will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

                  OPTIONS ON FUTURES CONTRACTS. An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

HEDGING GENERALLY.

                  In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction to the portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES.

                  Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and securities indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, the International Fund is limited to an investment not in excess of 5% of its total assets, except that the International Fund may purchase and sell such instruments, without limitation, for BONA FIDE hedging purposes.

FOREIGN INVESTMENTS.

                  The International Fund invests primarily in equity securities of companies located in or conducting a majority of their business in developed foreign markets, or companies whose securities trade primarily in developed foreign markets. The Small Cap Value Fund may invest up to 20% of the value of its assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities"). The Blue Chip and the Large Cap Value Funds may each invest up to 10% of their respective total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. Each Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  FOREIGN CURRENCY EXCHANGE. Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                  INFORMATION. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

                  INCREASED EXPENSES. The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  PRIVATIZATIONS. All of the Funds may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value.

                  BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries, Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  DEPOSITARY RECEIPTS. Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

                  EMERGING MARKETS. Each of the Funds may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


                  EURO CONVERSION. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic Monetary Union presented and continues to present unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.


U.S. GOVERNMENT SECURITIES.

                  The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

MONEY MARKET OBLIGATIONS.

                  Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  REPURCHASE AGREEMENTS. The Blue Chip Fund, Large Cap Value Fund and Small Cap Value Fund may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The International Fund may enter into repurchase agreements with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic or foreign broker/deal which is recognized as a reporting government securities dealer. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

DEBT SECURITIES.

                  The Large Cap Value Fund may invest in investment grade fixed-income securities without limitation. The Blue Chip Fund, International Fund and Small Cap Value Fund may each invest up to 35% of the value of their respective total assets in investment grade fixed-income securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

CONVERTIBLE SECURITIES.

                  The International Fund may invest up to 25% of its assets in foreign convertible securities. The Adviser currently does not intend to invest over 5% of the International Fund's assets in convertible securities rated below investment grade. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

TEMPORARY DEFENSIVE STRATEGIES.

                  The Blue Chip Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

SECURITIES OF OTHER INVESTMENT COMPANIES.

                  The International Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

LENDING OF FUND SECURITIES.

                  The Blue Chip Fund, Small Cap Value Fund and International Fund may each seek to receive or increase income by lending their respective portfolio securities. The aggregate value of securities loaned by a Fund may not exceed 25% of the value of its total assets. A Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. A Fund will not lend portfolio securities to CSAM, any sub-investment adviser or their affiliates unless it has received specific authority to do so from the SEC. "The Funds and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commision to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers in certain money market funds advised by CSAM ("Investment Funds"). If the Order is granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends." Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS.

                  The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT SALES AND SHORT SALES "AGAINST THE BOX".

                  The Blue Chip Fund, Large Cap Value Fund and Small Cap Value Fund may enter into short sales "against the box." No more than 10% of each Fund's net assets (taken at the then current market value) may be held as collateral for such sales at any one time. While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Fund engages in a short sale the collateral for the short position will be segregated by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.


                  A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales. Neither the Blue Chip Fund nor the Large Cap Value Fund has any intention of entering into short sales against the box in the foreseeable future.

REVERSE REPURCHASE AGREEMENTS.

                  The Blue Chip Fund, Small Cap Value Fund and International Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

WARRANTS.

                  The Blue Chip Fund and the Small Cap Value Fund may invest up to 5% of their respective total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES.

                  The Blue Chip Fund and the Large Cap Value Fund may invest in restricted securities and may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of a Fund's net assets to be invested in assets which are not readily marketable. The Small Cap Value Fund may also invest in other assets having a ready market if such purchases at the time thereof would not cause more than 10% of the value of its net assets to be invested in assets which are not readily marketable. The International Fund may invest up to 15% of its assets in illiquid investments. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

                  RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

INTEREST ONLY AND PRINCIPAL ONLY INSTRUMENTS.

                  The Small Cap Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

BORROWING.

                  The International Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS.

                  At least 65% of the Small Cap Value Fund's total assets will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies. Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

"SPECIAL SITUATION" COMPANIES.

                  The Small Cap Value Fund may also invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                            INVESTMENT RESTRICTIONS

                  The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

BLUE CHIP FUND, SMALL CAP VALUE FUND, LARGE CAP VALUE FUND.

                  The following fundamental investment limitations are applicable to the Blue Chip Fund, Small Cap Value Fund and Large Cap Value Fund and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  A Fund may not:

                  1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

                  2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Small Cap Value Fund or the Large Cap Value Fund in respect of investments in U.S. Government Securities or, for the Small Cap Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

                  3. Purchase securities on margin, but a Fund may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

                  4. Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7, (iii) the lending of portfolio securities, and (iv) the entering of repurchase agreements;

                  5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all amounts borrowed) less liabilities (not including all amounts borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made. This restriction and asset limitation on borrowing shall not prohibit the Funds from entering into reverse repurchase agreements;

                  6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, in connection with hedging transactions, short sales (against the box), when issued and forward commitment transactions and similar investment strategies;

                  7. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Cap Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

                  8. Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days; provided that the Small Cap Value Fund will not invest in restricted securities. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

                  9. With respect to the Blue Chip Fund and the Large Cap Value Fund, invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

                  10. With respect to the Blue Chip Fund and the Large Cap Value Fund, purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and Trustees of the Fund and its Adviser who each own beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

                  11. With respect to the Blue Chip Fund and the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 8;

                  12. With respect to the Blue Chip Fund and the Large Cap Value Fund, participate on a joint or joint and several basis in any securities trading account;

                  13. Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Small Cap Value Fund and the Large Cap Value Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

                  14. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein and, with respect to the Small Cap Value Fund and the Large Cap Value Fund, other than mortgage-backed securities and similar instruments), or commodities or commodity contracts except, with respect to the Small Cap Value Fund, for hedging purposes;

                  15. With respect to the Blue Chip Fund and the Large Cap Value Fund, invest in the securities of other investment companies or investment trusts except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not in the open market, is part of a plan of merger, acquisition or transfer of assets, or consolidation and except, with respect to the Large Cap Value Fund, for purchases of securities of money market funds; or

                  16. Invest in companies for the purpose of exercising control or management.

                  The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

INTERNATIONAL FUND

                  The Fund may not:

                  1. Purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

                  2. Invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

                  3. Issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under swaps are not treated as senior securities;

                  4. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

                  5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

                  6. Purchase real estate or interests therein;

                  7. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

                  8. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

                  9. Invest in oil, gas or other mineral leases.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Funds in valuing their assets.

                  Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, the Funds may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Funds under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                            PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.


                  For the fiscal year ended October 31, 2001, brokers and dealers who provided research services were paid $288, $4200, $3930 and $0 of total brokerage commissions from the Blue Chip Fund, Large Cap Value Fund, Small Cap Value Fund and International Fund, respectively. Research received from brokers or dealers is supplemental to CSAM's own research program.

                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.

----------------------------------------- ----------------------------- ----------------------------
                  FUND                                YEAR                      COMMISSIONS
----------------------------------------- ----------------------------- ----------------------------
Blue Chip Fund                                        1999                     $   150,653
                                          ----------------------------- ----------------------------
                                                      2000                     $   126,881
                                          ----------------------------- ----------------------------
                                                      2001                     $    80,478
----------------------------------------- ----------------------------- ----------------------------
Large Cap Value Fund                                  1999                     $   120,954
                                          ----------------------------- ----------------------------
                                                      2000                     $   460,009
                                          ----------------------------- ----------------------------
                                                      2001                     $   301,950
----------------------------------------- ----------------------------- ----------------------------
Small Cap Value Fund                                  1999                     $   338,342
                                          ----------------------------- ----------------------------
                                                      2000                     $   299,222
                                          ----------------------------- ----------------------------
                                                      2001                     $   215,431
----------------------------------------- ----------------------------- ----------------------------
International Fund                                    1999                     $   208,096
                                          ----------------------------- ----------------------------
                                                      2000                     $   126,881
                                          ----------------------------- ----------------------------
                                                      2001                     $    64,126
----------------------------------------- ----------------------------- ----------------------------

                  All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The table below details the portfolio turnover rates of each Fund for the following fiscal years.



FUND                            2000   2001
Blue Chip Fund                  26%    17%

Large Cap Value Fund            55%    38%

Small Cap Value Fund            42%    54%

International Fund              45%    48%

                           MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD OF TRUSTEES.

                  Except in the case of the International Fund, the business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. The business and affairs of the International Fund are managed by a Board of Trustees in accordance with the laws of the State of Delaware. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

                  The names (and ages) of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

INFORMATION CONCERNING TRUSTEES AND OFFICERS



--------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF     OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED   PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Richard H. Francis                 Trustee          Since 2001    Currently retired;      59           Director of
40 Grosvenor Road                                                 Executive Vice                       The Indonesia
Short Hills, New Jersey 07078                                     President and Chief                  Fund, Inc.
Age: 68                                                           Financial Officer of
                                                                  Pan Am Corporation
                                                                  and Pan American
                                                                  World Airways, Inc.
                                                                  from 1988 to 1991
--------------------------------------------------------------------------------------------------------------------

-----------------------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


--------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                   TERM OF                                IN FUND      OTHER
                                                   OFFICE(1) AND  PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)     LENGTH OF      OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND  TIME SERVED    PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                      Trustee         Since 2001     Private investor;       59           Director of
2425 North Fish Creek Road                                        Consultant and                       Advo, Inc.
P.O. Box 1287                                                     Director of Fritz                    (direct mail
Wilson, Wyoming 83014                                             Broadcasting, Inc.                   advertising)
Age: 73                                                           and Fritz
                                                                  Communications
                                                                  (developers and
                                                                  operators of radio
                                                                  stations) since 1987
--------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                  Trustee         Since 2001     Dean of Yale School     59           Director of
Box 208200                                                        of Management and                    Aetna, Inc.;
New Haven, Connecticut                                            William S. Beinecke                  Director of
06520-8200                                                        Professor in the                     Calpine
Age: 54                                                           Practice of                          Energy
                                                                  International Trade                  Corporation
                                                                  and Finance;
                                                                  Undersecretary of
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at Columbia
                                                                  University from
                                                                  September 1992 to
                                                                  November 1993
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                    TERM OF                                 IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF       OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED     PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                     Trustee          Since 2001      Dean Emeritus and       59           Member of
301 ICC                                                             Distinguished                        Board of The
Georgetown University                                               Professor of                         Carlisle
Washington, DC 20057                                                International Affairs                Companies
Age: 64                                                             at the Edmund A.                     Inc.;  Member
                                                                    Walsh School of                      of Selection
                                                                    Foreign Service,                     Committee for
                                                                    Georgetown                           Truman
                                                                    University; Moderator                Scholars and
                                                                    of PBS foreign                       Henry Luce
                                                                    affairs television                   Scholars;
                                                                    series                               Senior
                                                                                                         Associate of
                                                                                                         Center for
                                                                                                         Strategic and
                                                                                                         International
                                                                                                         Studies;
                                                                                                         Trustee of
                                                                                                         numerous
                                                                                                         world affairs
                                                                                                         organizations
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                    TERM OF                                 IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF       OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED     PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                Trustee          Since 2001      President of Loanet,    59           Director of
Loanet, Inc.                                                        Inc. (on-line                        The First
40 East 52nd Street,                                                accounting service)                  Israel Fund,
New York, New York 10022                                            since 1997; Executive                Inc.
Age: 52                                                             Vice President of
                                                                    Loanet, Inc. from
                                                                    1994 to 1997;
                                                                    Director, President,
                                                                    North American
                                                                    Operations, and
                                                                    former Executive Vice
                                                                    President from 1992
                                                                    to 1993 of Worldwide
                                                                    Operations of
                                                                    Metallurg Inc.;
                                                                    Executive Vice
                                                                    President, Telerate,
                                                                    Inc. from 1987 to
                                                                    1992; Partner in the
                                                                    law firm of Hartman &
                                                                    Craven until 1987
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                    TERM OF                                 IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF       OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED     PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
William W. Priest(2)               Trustee          Since 2001      Senior Partner and      59           Director of
Steinberg Priest Capital                                            Fund Manager,                        The Brazilian
Management                                                          Steinberg Priest                     Equity Fund,
12 East 49th Street                                                 Capital Management                   Inc.; The
12th Floor                                                          since March 2001;                    Chile Fund,
New York, New York 10017                                            Chairman and Managing                Inc.; The
Age: 59                                                             Director of CSAM from                Emerging
                                                                    2000 to February                     Markets
                                                                    2001, Chief Executive                Telecommunications
                                                                    Officer and Managing                 Fund, Inc.;
                                                                    Director of CSAM from                The First
                                                                    1990 to 2000                         Israel Fund,
                                                                                                         Inc.; The
                                                                                                         Latin America
                                                                                                         Equity Fund,
                                                                                                         Inc.; The
                                                                                                         Indonesia
                                                                                                         Fund, Inc.;
                                                                                                         and Credit
                                                                                                         Suisse Asset
                                                                                                         Management
                                                                                                         Income Fund,
                                                                                                         Inc.
----------------------------------------------------------------------------------------------------------------------

----------

(2) Mr. Priest is a Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                    TERM OF                                 IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF       OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED     PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                   Vice President   Since 2001      Managing Director and   --           --
Credit Suisse Asset Management,    and Secretary                    General Counsel of
LLC                                                                 CSAM; Associated with
466 Lexington Avenue                                                Lehman Brothers, Inc.
New York, New York 10017-3147                                       from 1996 to 1997;
Age:  36                                                            Associated with CSAM
                                                                    from 1995 to
                                                                    1996;
                                                                    Associated
                                                                    with CS First
                                                                    Boston
                                                                    Investment
                                                                    Management
                                                                    from 1994 to
                                                                    1995;
                                                                    Associated
                                                                    with Division
                                                                    of
                                                                    Enforcement,
                                                                    U.S.
                                                                    Securities and
                                                                    Exchange
                                                                    Commission
                                                                    from 1991 to
                                                                    1994
----------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro               Treasurer and    Since 2001      Director and Director   --           --
Credit Suisse Asset Management,    Chief                            of Fund
LLC                                Financial                        Administration of
466 Lexington Avenue               Officer                          CSAM; Associated with
New York, New York 10017-3147                                       CSAM since 1984
Age:  42
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF                               IN FUND       OTHER
                                                    OFFICE(1) AND  PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED    PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.          Assistant        Since 2001     Vice President and      --           --
Credit Suisse Asset Management,    Secretary                       Legal Counsel of CSAM
LLC                                                                since January 2000;
466 Lexington Avenue                                               Associated with the
New York, New York 10017-3147                                      law firm of Swidler
Age:  35                                                           Berlin Shereff
                                                                   Friedman LLP from
                                                                   1996 to 2000
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                    TERM OF                                 IN FUND      OTHER
                                                    OFFICE(1) AND   PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF       OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED     PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.             Assistant        Since 2002      Assistant Vice          --           --
Credit Suisse Asset Management,    Secretary                        President and
LLC                                                                 Legal Counsel of
466 Lexington Avenue                                                CSAM since
New York, New York 10017-3147                                       December, 2000;
Age: 38                                                             Assistant Vice
                                                                    President,
                                                                    Institutional
                                                                    Marketing
                                                                    Department,
                                                                    CSAM since
                                                                    January 2000;
                                                                    Marketing
                                                                    Associate,
                                                                    International
                                                                    Equity
                                                                    Department,
                                                                    Warburg Pincus
                                                                    Asset
                                                                    Management, Inc.
                                                                    since January
                                                                    1998; self-
                                                                    employed author
                                                                    and consultant,
                                                                    from January
                                                                    1996 to
                                                                    December 1997.




------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                    TERM OF                                IN FUND      OTHER
                                                    OFFICE(1) AND  PRINCIPAL               COMPLEX      DIRECTORSHIPS
                                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING    OVERSEEN     HELD BY
NAME, ADDRESS AND AGE              HELD WITH FUND   TIME SERVED    PAST FIVE YEARS         BY TRUSTEE   TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Rocco A. DelGuercio                Assistant        Since 2001     Vice President and      --           --
Credit Suisse Asset Management,    Treasurer                       Administrative
LLC                                                                Officer of CSAM;
466 Lexington Avenue                                               Associated with CSAM
New York, New York 10017-3147                                      since June 1996;
Age:  38                                                           Assistant Treasurer,
                                                                   Bankers Trust Corp.
                                                                   -- Fund
                                                                   Administration from
                                                                   March 1994 to June
                                                                   1996; Mutual Fund
                                                                   Accounting
                                                                   Supervisor, Dreyfus
                                                                   Corporation from
                                                                   April 1987 to March
                                                                   1994
---------------------------------------------------------------------------------------------------------------------
Joseph Parascondola                Assistant        Since 2001     Assistant Vice          --           --
Credit Suisse Asset Management,    Treasurer                       President - Fund
LLC                                                                Administration of
466 Lexington Avenue                                               CSAM since April
New York, New York 10017-3147                                      2000; Assistant Vice
Age:  38                                                           President, Deutsche
                                                                   Asset Management from
                                                                   January 1999 to April
                                                                   2000; Assistant Vice
                                                                   President, Weiss,
                                                                   Peck & Greer LLC from
                                                                   November 1995 to
                                                                   December 1998
---------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2001.


----------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Trustee in Family of Investment
Name of Trustee                        the Fund*,(1)                            Companies*,
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Richard H. Francis                     Blue Chip Fund:  A                       B
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  C
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                          Blue Chip Fund:  A                       A
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                      Blue Chip Fund:  A                       A
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                         Blue Chip Fund:  C                       D
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  C
----------------------------------------------------------------------------------------------------------------------


--------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.


----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   Blue Chip Fund:  A                       D
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                    Blue Chip Fund:  A                       D
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  B
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
William W. Priest                      Blue Chip Fund:  A                       A
----------------------------------------------------------------------------------------------------------------------
                                       Large Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       Small Cap Value Fund:  A
----------------------------------------------------------------------------------------------------------------------
                                       International Fund:  A
----------------------------------------------------------------------------------------------------------------------


*    Key to Dollar Ranges:
     A.   None
     B.   $1 - $10,000
     C.   $10,000 - $50,000
     D.   $50,000 - $100,000
     E.   Over $100,000


                  No employee of CSAM, PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or trustee of a Fund. Each Trustee who is not a director, trustee, officer or employee of CSAM, PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 for each meeting of the Boards attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2001


-------------------------------------------------------------------------------------------------------------------
                                                                                                 ALL INVESTMENT
                                                    LARGE CAP     SMALL CAP    INTERNATIONAL  COMPANIES IN THE CSAM
        NAME OF TRUSTEE           BLUE CHIP FUND   VALUE FUND     VALUE FUND       FUND           FUND COMPLEX(1)
-------------------------------------------------------------------------------------------------------------------
Stig Host(6)                       $    1,682       $    1,757    $    1,432     $    1,224      $      17,489
-------------------------------------------------------------------------------------------------------------------
Wilmot Kidd(6)                     $    1,682       $    1,757    $    1,432     $    1,224      $      17,489
-------------------------------------------------------------------------------------------------------------------
Peter F. Krogh(4)                  $    2,202       $    2,277    $    1,953     $    1,615      $      80,989
-------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.               $      521       $      521    $      521     $      391      $     118,542
-------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                $      521       $      521    $      521     $      391      $     109,700
-------------------------------------------------------------------------------------------------------------------
John Sheehan(6)                    $    1,682       $    1,757    $    1,432     $    1,224      $      17,489
-------------------------------------------------------------------------------------------------------------------
Alexander B. Trowbridge(5)         $        0       $        0    $        0     $        0      $      42,900
-------------------------------------------------------------------------------------------------------------------



1 Each Trustee serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

2 Mr. Priest has been a former employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

3  Mr. Garten became a Trustee of each Fund effective December 21, 2000.

4  Mr. Krogh became a Trustee of each Fund effective February 6, 2001.

5 Mr. Trowbridge resigned as a Trustee of each Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

6  Resigned as a Trustee effective February 1, 2001.



         Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.


         As of January 1, 2002, Trustees and officers of each Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.





INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

                  Each Fund's Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of each Fund, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund(s). It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's(s') internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund(s), its adviser and affiliates by the independent public accountants. During each Fund's most recent fiscal year, the Audit Committee met three times.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee also considers nominees recommended by the Fund's shareholders when a vacancy becomes available. The Nominating Committee also considers the appointment of Independent Counsel for the Independent Trustees. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee did not meet during each Fund's most recent fiscal year.

INVESTMENT ADVISER AND CO-ADMINISTRATORS.

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises two business units -- Credit Suisse First Boston (investment banking and CSAM, the asset management business of Credit Suisse) and Credit Suisse Financial Services (private banking and financial advisory services). Credit Suisse has approximately CHF 1,290.4 billion of global assets under management and employs approximately 80,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Fund's investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM. CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

                  Each Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by each Fund's Board of Trustees or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Trustees of each Fund's Board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Funds' Advisory Agreement, as applicable, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to each Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Fund.
The Board also considered each Fund's performance relative to a selected peer group, the total expenses of each Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of each Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement, as applicable, was in the best interests of each Fund and its shareholders. No single factor was identified by the Board as the principal factor in determining to renew the agreement with the Adviser. The Independent Trustees were advised by separate independent legal counsel throughout the process. Each Fund or the Adviser may terminate the Advisory Agreement on sixty days written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act).

                  CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Trustees and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the Blue Chip Fund, Large Cap Value Fund, Small Cap Value Fund and International Fund, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 0.61%, 0.58%, 0.81% and 1.00% of average daily net assets, respectively.

                  Effective February 1, 2001, each Fund retained CSAMSI and PFPC as its co-administrator. As co-administrator to the Funds, CSAMSI provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation therefor, each Fund pays to CSAMSI a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.

                  As co-administrator to the Funds, PFPC calculates each Fund's net asset value, provides all accounting services for the Funds and assists in related aspects of each Fund's operations. As compensation therefor, the Blue Chip Fund, Large Cap Value Fund, and Small Cap Value Fund each pays to PFPC a fee calculated at an annual rate of .75% of each Fund's first $500 million in average daily net assets, .65% of the next $1 billion in average net assets and ..55% of averaged daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. As compensation therefor, the International Fund pays to PFPC a fee calculated at an annual rate of .80% of the Fund's first $500 million in net assets, .07% of the next 1 billion in average daily net assets, and 0.60% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                  CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

For the past three fiscal years ended October 31, the Funds have paid CSAM or CSAM's predecessor, DLJAM, and CSAM and DLJAM have waived and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

OCTOBER 31, 2001

                                                    FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Blue Chip Fund                                      $1,035,106             $(235,650)                 $0
Large Cap Value Fund                                $1,145,568             $(254,834)                 $0
Small Cap Value Fund                                $1,784,256              $(54,966)                 $0
International Fund                                   $466,287                  $0                     $0


OCTOBER 31, 2000

                                                    FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Blue Chip Fund                                     $1,338,293                    $0                     $0
Large Cap Value Fund                               $1,442,618                    $0                     $0
Small Cap Value Fund                               $1,622,703                    $0                     $0
International Fund                                 $809,279                      $0                     $0


OCTOBER 31, 1999

                                                     FEES PAID
          FUND                                    (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
          ----                                    ---------------            -------            --------------
Blue Chip Fund                                     $984,475                      $0                     $0
Large Cap Value Fund                               $1,377,123                    $0                     $0
Small Cap Value Fund                               $1,826,662                    $0                     $0
International Fund                                 $641,576                      $0                  $18,842

CO-ADMINISTRATION FEES PAID TO CSAMSI AND PFPC

                  Prior to February 1, 2001, PFPC provided the Fund with certain accounting and portfolio valuation services pursuant to a services agreement (the "Accounting Services Agreement"). The accounting services previously provided by PFPC pursuant to the Accounting Services Agreement are being provided by a new administration agreement. For the fiscal years ended October 31, 1999 and 2000 and for the period November 1, 2000 through January 31, 2001, PFPC and CSAMSI were paid the following for their services as co-administrators.

                        PFPC CO-ADMINISTRATION FEES



                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                       OCTOBER 31, 1999    OCTOBER 31, 2000    OCTOBER 31, 2001
Blue Chip Fund                 $115,345            $227,306             $138,993

Large Cap Value Fund           $ 63,266            $ 96,856             $158,670

Small Cap Value Fund           $193,853            $261,236             $156,445

International Fund             $ 73,452            $150,044             $ 21,080



                       CSAMSI Co-Administration Fees


                         FISCAL YEAR ENDED
FUND                     OCTOBER 31, 2001
Blue Chip Fund             $146,763

Large Cap Value Fund       $179,009

Small Cap Value Fund       $181,191

International Fund         $ 32,136


CODE OF ETHICS.

                  Each Fund, CSAM, CSAM Ltd., and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

CUSTODIAN AND TRANSFER AGENT.

                  State Street Bank and Trust Company ("State Street") serves as custodian of each of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) makes receipts and disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions for the account of the Funds' portfolio securities and (v) makes periodic reports to the Boards concerning the Funds' custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 66 Brooks Drive, Braintree, MA 02184.

DISTRIBUTION AND SHAREHOLDER SERVICING.

                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

CREDIT SUISSE CAPITAL FUNDS.

                  Pursuant to Rule 12b-1 under the 1940 Act, Credit Suisse Capital Funds has adopted a Distribution Agreement (the "Capital Funds Distribution Agreement") and Rule 12b-1 Plans for Class A shares, Class B shares and Class C shares of the Blue Chip Fund, Large Cap Value Fund and the Small Cap Value Fund, and for Common Class shares of the Small Cap Value Fund (the "Capital Funds 12b-1 Plans"), to permit Credit Suisse Capital Funds to compensate the Distributor for activities associated with the distribution of shares.

                  Pursuant to the Capital Funds Distribution Agreement and the Capital Funds 12b-1 Plans, the officers, Adviser or Distributor of Credit Suisse Capital Funds report the amounts expended under the Capital Funds Distribution Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Capital Funds 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Capital Funds Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of Credit Suisse Capital Funds nor have any direct or indirect financial interest in the Capital Funds Distribution Agreement, the Capital Funds 12b-1 Plans or in any other agreement related to the Capital Funds 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval.

                  The Capital Funds Distribution Agreement and 12b-1 Plans for the Class A shares and Class B shares were initially approved by the Trustees, including a majority of the disinterested Trustees, on October 19, 1995. The Class A 12b-1 Plans were approved by shareholders at a special meeting on February 7, 1996. The Class B 12b-1 Plans were approved by the sole Class B shareholder of each Fund on February 27, 1996. The Capital Funds Distribution Agreement and 12b-1 Plans for the Class C shares were initially approved by the Trustees, including a majority of the disinterested Trustees, on January 27, 2000. The Class C 12b-1 Plans were approved by the sole Class C shareholder of each Fund on February 25, 2000. The Common Class 12b-1 Plans were initially approved by the Trustees, including a majority of the disinterested Trustees, on May 16, 2000. The Common Class 12b-1 Plans were approved by the sole Common Class shareholder of each Fund on July 31, 2000. The Capital Funds 12b-1 Plans were last approved by the Board of Trustees on November 12, 2001.

                  As approved, the Class A Plans currently provide that a service fee of .25 of 1% per year of the average daily net assets of the Class A shares may be paid as compensation to the Distributor for its services. The Class B Plans currently provide that: (i) an asset based sales charge of .75 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class B shares Fund may be paid as compensation to the Distributor for its services. The Class C Plans currently provide that: (i) an asset based sales charge of .75 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class C shares may be paid as compensation to the Distributor for its services. The Common Class Plans provide that a service fee of .25 of 1% per year of the average daily net assets of the Common Class shares may be paid as compensation to the Distributor for its services. Payments may be made to an institution directly out of assets of a Fund attributable to the class or by the Distributor on the Fund's behalf. Under certain circumstances, a Fund may reimburse a portion of these payments.

                  All material amendments to the Capital Funds 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of Credit Suisse Capital Funds nor have any direct or indirect financial interest in such 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the Capital Funds 12b-1 Plans may not be amended in order to increase materially the costs which the Funds may bear pursuant to such 12b-1 Plans without the approval of a majority of the outstanding shares of each class of shares of each Fund, voting separately. The Capital Funds 12b-1 Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of each class of shares of each Fund, voting separately, or by the Adviser. Any agreement related to the Capital Funds 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of each class of shares of each Fund, voting separately, and will terminate automatically in the event of assignment.

                  The Capital Funds 12b-1 Plans require that the Board of Trustees shall review at least quarterly a written report of the payments made pursuant to each Plan and the purpose for which such payments were made.

                  For the fiscal year ended October 31 2001, the Class A, Class B and Class C shares of the Blue Chip Fund have paid CSAMSI under the A, B and C Shares 12b-1 Plans $329,805, $434,856 and $45,111, respectively; for the fiscal year ended October 31 2001, the Class A, Class B and Class C shares of the Large Cap Value Fund have paid CSAMSI under the A, B and C Shares 12b-1 Plans $385,232, $384,188 and $12,110, respectively; and for the fiscal year ended October 31 2001, the Class A, Class B and Class C shares of the Small Cap Value Fund have paid CSAMSI under the A, B and C Shares 12b-1 Plans $506,339, $181,425 and $7,216, respectively. All of these amounts were spent on advertising, marketing communications and public relations.

                  The Distribution Agreement also provides that the Distributor will serve as distributor for the Class D shares without compensation from the Funds.

                  Under the Capital Funds Distribution Agreement, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Blue Chip Fund, the Large Cap Value Fund and the Small Cap Value Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to certain dealers or agents in connection with the sale of shares or the provision of services to their clients or customers who hold shares. Such additional amounts may be utilized, in whole or part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives or other employees of such dealers or agents who sell shares of the Blue Chip Fund, the Large Cap Value Fund and the Small Cap Value Fund or provide services to shareholders. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Blue Chip Fund, the Large Cap Value

Fund and the Small Cap Value Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

CREDIT SUISSE INTERNATIONAL FUND

                  Pursuant to Rule 12b-1 under the 1940 Act, the Credit Suisse Opportunity Funds has adopted a Distribution Agreement (the "Opportunity Funds Distribution Agreement") and a Rule 12b-1 Plan for each Class of shares of the International Fund (the "Opportunity Funds 12b-1 Plans") to permit the International Fund directly or indirectly to pay expenses associated with the distribution of shares.

                  Pursuant to the Opportunity Funds Distribution Agreement and the Opportunity Funds 12b-1 Plans, the Treasurer of the International Fund reports the amounts expended under the Opportunity Funds Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the International Fund on a quarterly basis. Also, the Opportunity Funds 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Opportunity Funds Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Credit Suisse Opportunity Funds nor have any direct or indirect financial interest in the Opportunity Funds Distribution Agreement, the Opportunity Funds 12b-1 Plans or in any other agreements related to the Opportunity Funds 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Opportunity Funds Distribution Agreement for Class A and Class B shares was initially approved by the Trustees on July 25, 1995 and by the then shareholders on August 23, 1995. The Opportunity Funds Distribution Agreement for Class A, Class B and Class C shares was most recently reviewed and reapproved on November 12, 2001. The Opportunity Funds Distribution Agreement for the Class C shares was initially approved by the International Fund's Trustees on January 20, 2000 and by the then shareholders on February 25, 2000. The Opportunity Funds Distribution Agreement for the Common Class shares was initially approved by the International Fund's Trustees on May 16, 2000 and by the then shareholders on July 31, 2000. All material amendments to the Opportunity Funds 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Fund nor have any direct or indirect financial interest in the Opportunity Funds 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the Opportunity Funds 12b-1 Plans may not be amended in order to increase materially the costs which the International Fund may bear pursuant to such 12b-1 Plans without the approval of a majority of the outstanding shares of the International Fund. The International Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of the International Fund or by the Adviser. Any agreement related to the Opportunity Funds 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of the International Fund on not more than 60 days' notice to any other party to the agreement, and will terminate automatically in the event of assignment.

                  With respect to sales of the International Fund's Class B, Class C shares or certain sales of Class A shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of Class A, Class B and Class C shares. Pursuant to the Opportunity Funds 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of the International Fund. The payments to the broker-dealer, although an International Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the International Fund. Broker-dealers who sell shares of the International Fund may provide services to their customers that are not available to investors who purchase their shares directly from the International Fund. Investors who purchase their shares directly from the International Fund will pay a pro rata share of the International Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the International Fund.

                  Pursuant to the provisions of the Opportunity Funds 12b-1 Plans and the Distribution Agreement, the International Fund pays a distribution services fee each month to the Distributor, with respect to the aggregate average daily net assets attributable to the Class A and Common Class shares of the International Fund at an annual rate of up to .25 of 1%, and with respect to the Class B and Class C shares of the International Fund the annual rate may be up to 1%, of the aggregate average daily net assets attributable to the Class B and Class C shares of the International Fund.

                  For the fiscal year ended October 31, 2001, the Class A, Class B and Class C shares of the International Fund have paid CSAMSI under the A, B and C shares 12b-1 Plans $96,048, $38,587 and $1,776, respectively. Class D shares of the International Fund are also subject to the Distribution Agreement with the Distributor. The Distributor pays all of the expenses of distributing Class D shares.

                  Under the Opportunity Funds Distribution Agreement, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the International Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the International Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the International Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

ORGANIZATION OF THE FUNDS.

CAPITAL STOCK AND ORGANIZATION OF THE BLUE CHIP FUND, LARGE CAP VALUE FUND AND SMALL CAP VALUE FUND

                  The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds;" Credit Suisse Blue Chip Fund, Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Value Fund (collectively the "Capital Funds"). The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Capital Funds also may offer additional classes of shares.

                  Of the Capital Funds, this Statement of Additional Information is for the Blue Chip Fund, the Large Cap Value Fund and the Small Cap Value Fund. The Blue Chip Fund, the Large Cap Value Fund and the Small Cap Value Fund are authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class. In addition the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest, designated Advisor Class. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class D shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, (v) Class D shares are solely available for purchase by employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates (CSFB employees should contact the CSFB Hotline at 800-588-6200 concerning how to purchase Class D shares)(Class D Shares are closed to new investors. Any Class D shareholder as of the close of business on December 12, 2001 can continue to buy Class D shares of his or her fund), (vi) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "Buying and Selling Shares" and "Shareholder Services," and (vii) Advisor Class shares are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. In accordance with the Credit Suisse Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each of the Blue Chip Fund, Large Cap Value Fund and Small Cap Value Fund are offering classes of shares, designated Class A, Class B, Class C and Class D and the Small Cap Value Fund is also offering Common Class shares.

                  The Credit Suisse Capital Funds was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

                  The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.

                  All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of the Commonwealth of Massachusetts.

ORGANIZATION AND CAPITALIZATION OF THE INTERNATIONAL FUND.

                  Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into four series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund, the Credit Suisse U.S. Government Money Fund and the Credit Suisse International Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

                  The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds.

                  All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

                  To purchase Common Shares directly from the Small Cap Value Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to the Fund. The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  Class A, Class B and Class C shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All Class A, B and C shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     Initial Sales Charge -- Class A Shares

-------------------------------------------------------------------------------------------------------------------
AMOUNT PURCHASED                                     AS A % OF AMOUNT      AS A % OF        COMMISSION TO FINANCIAL
                                                         INVESTED        OFFERING PRICE    REPRESENTATIVE AS A % OF
                                                                                                OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%
$50,000 to less than $100,000                             4.99%              4.75%                   4.00%
$100,000 to less than $250,000                            3.90%              3.75%                   3.00%
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
$1,000,000 or more                                          0*                 0                     1.00%**
-------------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Funds made at one time by "any purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, B or C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A, B or C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C shares should be read in connection with such firms' material regarding their fees and services.

                  INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Trustees and retired Trustees of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Funds.

                  REDEMPTIONS. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

                  Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which NYSE is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

     SPECIAL PROVISIONS APPLICABLE TO EACH FUND'S CLASS B AND C SHARES ONLY.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                      CONTINGENT DEFERRED SALES CHARGE
                                      AS A PERCENTAGE OF THE LESSER OF
        YEAR SINCE PURCHASE            DOLLARS INVESTED OR REDEMPTION
            PAYMENT MADE                          PROCEEDS
First                                               4.0%
Second                                              3.0%
Third                                               2.0%
Fourth                                              1.0%
Fifth                                               0.0%
Sixth                                               0.0%
Seventh                                             0.0%

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B, Class C or Class D shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A, Class B or Class C, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                        ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

                  THE FUNDS AND THEIR INVESTMENTS. Each Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Trustees of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

                  OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

                  Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

                  FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

                  FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a RIC, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their own U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

                  DIVIDENDS AND DISTRIBUTIONS. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


                  SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

                  BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


                  NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for each Fund's net asset value in THE WALL STREET JOURNAL under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. Common Shares of the Funds are listed under the heading "Credit Suisse Com," the Class A, Class B, Class C and Class D Shares of the Funds are listed under the headings "Credit Suisse A," "Credit Suisse B," "Credit Suisse C," or "Credit Suisse D", respectively. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

                  With respect to a Funds' Common, Class A, Class B, Class C and Class D Shares, the Funds' average annual total returns for the indicated periods ended October 31, 2001 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN

                                  COMMON SHARES

                                                                                                             PERIOD FROM THE
                                                                                                             COMMENCEMENT OF
            FUND                      ONE-YEAR                  FIVE-YEAR                TEN-YEAR               OPERATIONS
            ----              -----------------------   ----------------------    ---------------------   -------------------
Small Cap Value Fund                    9.79%                   None                     None                     12.58%


                                 CLASS A SHARES
                                                                                                             PERIOD FROM THE
                                                                                                             COMMENCEMENT OF
            FUND                      ONE-YEAR                  FIVE-YEAR                TEN-YEAR               OPERATIONS
            ----              -----------------------   ----------------------    ---------------------   -------------------
Blue Chip Fund                        (33.63%)                   8.74%                    9.85%                    9.53%
Large Cap Value Fund                  (15.62%)                  10.23%                   11.74%                   11.66%
Small Cap Value Fund                    3.37%                    9.32%                   12.07%                   13.01%
International Fund                    (29.38%)                   0.10%                   None                      0.69%


                                 CLASS B SHARES
                                                                                                             PERIOD FROM THE
                                                                                                             COMMENCEMENT OF
            FUND                      ONE-YEAR                  FIVE-YEAR                TEN-YEAR               OPERATIONS
            ----              -----------------------   ----------------------    ---------------------   -------------------
Blue Chip Fund                        (32.77%)                   9.24%                   None                      9.29%
Large Cap Value Fund                  (14.24%)                  10.79%                   None                     10.89%
Small Cap Value Fund                    5.18%                    9.79%                   None                      9.57%
International Fund                    (28.47%)                   0.50%                   None                      0.87%


                                 CLASS C SHARES
                                                                                                             PERIOD FROM THE
                                                                                                             COMMENCEMENT OF
            FUND                      ONE-YEAR                  FIVE-YEAR                TEN-YEAR               OPERATIONS
            ----              -----------------------   ----------------------    ---------------------   -------------------
Blue Chip Fund                        (30.77%)                 None                       None                    (15.57%)
Large Cap Value Fund                  (11.88%)                None                       None                      1.45%
Small Cap Value Fund                    8.00%                 None                       None                     17.86%
International Fund                    (26.35%)                None                       None                    (22.66%)


                                 CLASS D SHARES
                                                                                                             PERIOD FROM THE
                                                                                                             COMMENCEMENT OF
            FUND                      ONE-YEAR                  FIVE-YEAR                TEN-YEAR               OPERATIONS
            ----              -----------------------   ----------------------    ---------------------   -------------------
Blue Chip Fund                        (29.34%)                None                       None                     (6.54%)
Large Cap Value Fund                  (10.30%)                None                       None                     (1.88%)
Small Cap Value Fund
International Fund                    (24.70%)                None                       None                     (7.86%)

                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.


                  Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  Average annual total return figures are calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)TO THE POWER OF N = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class C shares of the Funds, at the end of these periods, the entire amount was redeemed and the appropriate sales load, if any, was deducted. Investors should note that the performance may not be representative of a Fund's total return over longer market cycles.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

                  A Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                                                6
                           YIELD = 2[( a-b  + 1)  -1]
                                       ---
                                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Blue Chip Fund, with the S&P 500 Index, the S&P/BARRA Value Index and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; in the case of the Large Cap Value Fund, by the S&P 500 Index of the Russell 1000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to securities represented by the Fund; in the case of the Small Cap Value Fund, with the Russell 2000 Index, the Russell 2000 Value Index and with other appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund; and in the case of the International Fund, with the Morgan Stanley Capital International Europe Australasia and Far East Index and with appropriate indices prepared by Frank Russell Company relating to the securities represented by the Fund. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                 MISCELLANEOUS


                  As of January 31, 2002, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund's outstanding shares were as follows:



FUND                           CLASS            CLASS            CLASS           CLASS           COMMON
                                A                B                C               D               CLASS
         BLUE CHIP FUND

Donaldson Lufkin Jenrette                                        5.20%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


Donaldson Lufkin Jenrette                                        5.07%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


FUND                           CLASS            CLASS            CLASS           CLASS           COMMON
                                A                B                C               D               CLASS
Fidelity Investment Institutional*                                               99.93%
Opertations CNT As Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington KY 41015-1999

Bankers Trust Company                                                                            6.96%
FBO 2453542424
P.O. Box 9005
Church Street Station
New York, NY

Arlene B. Beyer                                                                                  6.92%
7580  Amboy Rd.
Staten Island, NY 10307-1417

LARGE CAP VAULE CLASS C

Donaldson Lufkin Jenrette                                        13.93%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                        11.61%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Fidelity Investment Institutional                                                100%
Opertations CNT As Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington KY 41015-1999

Retirement Plan Non-legal Employment                                                            35.44%
of Simpson Thacher & Bartlett
Ellen Rosen Attn: Coordinator
425 Lexington Ave.
New York, NY 10017-3903

SMALL CAP VALUE

Charles Schwab & Co., Inc.                                                       30.08%
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Fidelity Investment Institutional                                                               22.11%
Operating Cnt as Agent for CERTA
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999


FUND                           CLASS            CLASS            CLASS           CLASS           COMMON
                                A                B                C               D               CLASS
Nat'l Financial SVCS Corp.                                                                       8.37%
FBO Customers
A/C# SV8849-8436
P.O. Box 3908
Church St. Station
New York, NY 10008-3908

Donaldson Lufkin Jenrette                                                         9.11%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

INTERNATIONAL

Donaldson Lufkin Jenrette      13.68%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Bankers Trust Company          11.65%
FBO 24480942424
P.O.Box 9005
Church Street Station
New York, NY 10008

Donaldson Lufkin Jenrette       5.64%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                        19.08%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                        18.38%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                        11.72%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                        10.09%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


FUND                           CLASS            CLASS            CLASS           CLASS           COMMON
                                A                B                C               D               CLASS
Donaldson Lufkin Jenrette                                        7.18%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


Donaldson Lufkin Jenrette                                         6.62%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


Donaldson Lufkin Jenrette                                         6.60%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Lehman Brothers, Inc.                                             6.38%
744-21739-15
101 Hudson Street, 31st Floor
Jersey City, NJ 07302-3915

Fidelity Investment Institutional                                                100%
Operations CNT As Agent For CERTA
Employee Benefit Plans
100 Magellan Way
Covington KY 41015-1999

Donaldson Lufkin Jenrette                                                                       15.56%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                        9.30%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc, Inc.                                                                      8.59%
FBO Duddey IRA
Bin#  73621296
880 Carillon Parkway
St. Petersburg FL 33716-1100

Donaldson Lufkin Jenrette                                                                        6.29%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052


FUND                           CLASS            CLASS            CLASS           CLASS           COMMON
                                A                B                C               D               CLASS
Donaldson Lufkin Jenrette                                                                       5.27%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

FINANCIAL STATEMENTS

                  Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, dated October 31, 2001, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, incorporated herein by reference with respect to all information regarding the Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874.

APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      A-2

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                  Aa - Bonds that are rated as Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

                  The following summarizes the two highest ratings used by S&P for short-term notes:

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                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                                      A-4

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                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A-5

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                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                      A-6